Exhibit 10.2

                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


                                      among

                           FINOVA CAPITAL CORPORATION,
                                    as Agent,


                           THE FINANCIAL INSTITUTIONS
                        FROM TIME TO TIME PARTIES HERETO,
                                   as Lenders


                                       and


                    SECURITY ASSOCIATES INTERNATIONAL, INC.,
                                   as Borrower












                         Dated as of September 30, 1999

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I     DEFINITIONS AND DETERMINATIONS......................................................................2
         1.1      Definitions.....................................................................................2
         1.2      Time Periods...................................................................................22
         1.3      Accounting Terms and Determinations............................................................22
         1.4      References.....................................................................................22
         1.5      Lender's or Agent's Discretion.................................................................22
         1.6      Borrower's Knowledge...........................................................................22

ARTICLE II    LOAN AND TERMS OF PAYMENT..........................................................................23
         2.1      Loan...........................................................................................23
                  2.1.1    Aggregate Loan Amount.................................................................23
                  2.1.2    Initial Portion.......................................................................23
                  2.1.3    Acquisition Portion...................................................................23
                  2.1.4    Use of Proceeds.......................................................................23
                  2.1.5    Notes.................................................................................23
                  2.1.6    Reborrowing...........................................................................23
                  2.1.7    Funding Procedures....................................................................23
         2.2      Interest.......................................................................................24
                  2.2.1  Interest Rate...........................................................................24
                  2.2.2    Interest Computation..................................................................25
                  2.2.3    Maximum Interest......................................................................25
                  2.2.4    Increased Costs.......................................................................26
                  2.2.5    Interest Hedge Contract...............................................................26
         2.3      Principal and Interest Payments................................................................27
                  2.3.1    Interest..............................................................................27
                  2.3.2    Principal.............................................................................27
         2.4      Late Charges...................................................................................27
         2.5      LIBOR Loans....................................................................................27
                  2.5.1    Election by Borrower..................................................................27
                  2.5.2    LIBOR Limitations.....................................................................28
                  2.5.3    Eurodollar Deposits Unavailable or Interest Rate Unascertainable......................28
                  2.5.4    Tax and Other Laws....................................................................28
                  2.5.5    Changes in Law Rendering LIBOR Loans Unlawful.........................................29
                  2.5.6    Indemnity.............................................................................29
         2.6      Loan Fees......................................................................................29
                  2.6.1    Closing Fee...........................................................................29
                  2.6.2    Non-Utilization Fee...................................................................29
         2.7      Prepayments....................................................................................30
                  2.7.1    Voluntary Prepayment of Loan..........................................................30
                  2.7.2    Mandatory Prepayments of the Loan.....................................................30

                  2.7.3    No Prepayment Premium.................................................................31
                  2.7.4    Involuntary Prepayment................................................................31
         2.8      Default Rate Period............................................................................31
         2.9      Method of Payment..............................................................................31
                  2.9.1    Lockboxes and Lockbox Accounts; Payments; Application of Funds........................31
                  2.9.2    Other Payments........................................................................32

ARTICLE III  SECURITY............................................................................................33

ARTICLE IV   CONDITIONS OF CLOSING AND ACQUISITIONS..............................................................33
         4.1      Closing Conditions for each Disbursement.......................................................33
                  4.1.1    Representations and Warranties........................................................33
                  4.1.2    Performance; No Default...............................................................33
                  4.1.3    UL Certifications.....................................................................33
                  4.1.4    Alarm Licenses........................................................................33
                  4.1.5    Insurance.............................................................................34
                  4.1.6    Environmental Audit...................................................................34
                  4.1.7    Approval of Instruments and Security Interests........................................34
                  4.1.8    Security Interests....................................................................34
                  4.1.9    Use of Assets.........................................................................34
                  4.1.10   Material Adverse Change...............................................................34
                  4.1.11   Proceedings and Documents.............................................................34
                  4.1.12   Broker Fees...........................................................................35
                  4.1.13   Payment of Fees and Expenses..........................................................35
                  4.1.14   Maximum Times RMR.....................................................................35
         4.2      Closing Conditions for Initial Portion.........................................................35
                  4.2.1    Delivery of Documents.................................................................35
                  4.2.2    RMR...................................................................................36
                  4.2.3    Evidence of Junior Capital............................................................36
                  4.2.4    Conversion of Subordinated Debt to Equity Interests...................................36
         4.3      Conditions for Acquisition Portion.............................................................36
                  4.3.1    Initial Portion.......................................................................36
                  4.3.2    Maximum Facility Cash Flow Leverage Ratio.............................................36
                  4.3.3    Amount and Frequency of Advances......................................................36
                  4.3.4    Information Regarding Acquisitions....................................................37
                  4.3.5    Consent to Acquisition................................................................37
                  4.3.6    Consummation of Acquisition...........................................................37
                  4.3.7    Delivery of Documents.................................................................37

ARTICLE V    REPRESENTATIONS AND WARRANTIES......................................................................38
         5.1      Existence and Power............................................................................38
         5.2      Authority......................................................................................38
         5.3      Capital Stock and Related Matters..............................................................38
                  5.3.1    Capitalization........................................................................39

                  5.3.2    Restrictions..........................................................................39
         5.4      Binding Agreements.............................................................................39
         5.5      Business and Property of Borrower and its Subsidiaries.........................................39
                  5.5.1    Business and Property.................................................................39
                  5.5.2    Facility Sites........................................................................40
                  5.5.3    Leases................................................................................40
                  5.5.4    Real Estate...........................................................................40
                  5.5.5    Operation and Maintenance of Equipment................................................40
         5.6      Title to Property; Liens.......................................................................40
         5.7      Projections and Financial Statements...........................................................41
                  5.7.1    Financial Statements..................................................................41
                  5.7.2    Projections...........................................................................41
         5.8      Litigation.....................................................................................41
         5.9      Defaults in Other Agreements; Consents; Conflicting Agreements.................................41
         5.10     Taxes..........................................................................................42
         5.11     Compliance with Applicable Laws................................................................42
         5.12     Patents, Trademarks, Franchises, Agreements....................................................42
         5.13     Environmental Matters..........................................................................42
         5.14     Application of Certain Laws and Regulations....................................................43
                  5.14.1   Investment Company Act................................................................43
                  5.14.2   Holding Company Act...................................................................43
                  5.14.3   Foreign or Enemy Status...............................................................43
                  5.14.4   Regulations as to Borrowing...........................................................43
         5.15     Margin Regulations.............................................................................43
         5.16     Other Indebtedness.............................................................................43
         5.17     No Misrepresentation...........................................................................43
         5.18     Employee Benefit Plans.........................................................................44
                  5.18.1   No Other Plans........................................................................44
                  5.18.2   ERISA and Code Compliance and Liability...............................................44
                  5.18.3   Funding...............................................................................44
                  5.18.4   Prohibited Transactions and Payments..................................................45
                  5.18.5   No Termination Event..................................................................45
                  5.18.6   ERISA Litigation......................................................................45
         5.19     Employee Matters...............................................................................45
                  5.19.1   Collective Bargaining Agreements; Grievances..........................................45
                  5.19.2   Claims Relating to Employment.........................................................45
         5.20     Burdensome Obligations.........................................................................45
         5.21     Year 2000......................................................................................46

ARTICLE VI  AFFIRMATIVE COVENANTS................................................................................46
         6.1      Legal Existence; Good Standing.................................................................46
         6.2      Inspection.....................................................................................46
         6.3      Financial Statements and Other Information.....................................................46
                  6.3.1    Monthly Statements....................................................................47


                  6.3.2    Quarterly Agings......................................................................47
                  6.3.3    Annual Statements.....................................................................47
                  6.3.4    Compliance Certificates...............................................................48
                  6.3.5    Accountants'Certificate...............................................................48
                  6.3.6    Audit Reports.........................................................................48
                  6.3.7    Business Plans........................................................................48
                  6.3.8    Notice of Defaults; Loss..............................................................48
                  6.3.9    Notice of Suits, Adverse Events.......................................................49
                  6.3.10   Reports to Shareholders, Members, Creditors and
                           Governmental Bodies...................................................................49
                  6.3.11   ERISA Notices and Requests............................................................50
                  6.3.12   Other Information.....................................................................50
         6.4      Reports to Governmental Bodies and Other Persons...............................................51
         6.5      Maintenance of UL Certifications, Alarm Licenses, Licenses, Franchises and Other Agreements....51
                  6.5.1    Maintenance of UL Certifications and Alarm Licenses...................................51
                  6.5.2    Maintenance of Licenses, Franchises and Agreements....................................51
         6.6      Insurance......................................................................................52
                  6.6.1    Business Insurance....................................................................52
                  6.6.2    Claims and Proceeds...................................................................52
         6.7      Future Leases..................................................................................53
         6.8      Future Acquisitions of Real Property...........................................................53
         6.9      Environmental Matters..........................................................................53
                  6.9.1    Compliance............................................................................53
                  6.9.2    Certification.........................................................................54
         6.10     Compliance with Laws...........................................................................54
         6.11     Taxes and Claims...............................................................................54
         6.12     Maintenance of Properties......................................................................54
         6.13     Governmental Approvals.........................................................................54
         6.14     Year 2000......................................................................................54
         6.15     Dissolution or Merger of Certain Subsidiaries..................................................55

ARTICLE VII  NEGATIVE COVENANTS..................................................................................55
         7.1      Borrowing......................................................................................55
         7.2      Liens..........................................................................................55
         7.3      Merger and Acquisition.........................................................................55
         7.4      Contingent Liabilities.........................................................................55
         7.5      Distributions..................................................................................55
         7.6      Capital Expenditures...........................................................................55
         7.7      Payments of Indebtedness for Borrowed Money....................................................56
         7.8      Obligations as Lessee Under Operating Leases...................................................56
         7.9      Investments, Loans.............................................................................56
         7.10     Fundamental Business Changes...................................................................56
         7.11     Facility Sites.................................................................................56

         7.12     Sale or Transfer of Assets.....................................................................56
         7.13     Amendment of Certain Documents.................................................................57
         7.14     Acquisition of Additional Properties...........................................................57
         7.15     Issuance of Equity Interests...................................................................57
         7.16     Transactions with Affiliates...................................................................57
         7.17     Compliance with ERISA..........................................................................57
         7.18     Facility Cash Flow Leverage Ratio..............................................................58
         7.19     Operating Cash Flow Leverage Ratio.............................................................58
         7.20     Ratio of Total Debt to RMR.....................................................................58
         7.21     Fixed Charge Coverage Ratio....................................................................59
         7.22     Senior Interest Coverage Ratio.................................................................59

ARTICLE VIII  DEFAULT AND REMEDIES...............................................................................59
         8.1      Events of Default..............................................................................59
                  8.1.1    Default in Payment....................................................................59
                  8.1.2    Breach of Covenants...................................................................59
                  8.1.3    Breach of Warranty....................................................................60
                  8.1.4    Default Under Other Indebtedness for Borrowed Money...................................60
                  8.1.5    Bankruptcy............................................................................60
                  8.1.6    Judgments.............................................................................61
                  8.1.7    Impairment of Licenses; Other Agreements..............................................61
                  8.1.8    Collateral............................................................................61
                  8.1.9    Interruption of Operations............................................................61
                  8.1.10   Plans.................................................................................61
                  8.1.11   Change in Control.....................................................................62
                  8.1.12   Change in Management..................................................................62
         8.2      Acceleration of Borrower's Obligations.........................................................62
         8.3      Remedies on Default............................................................................62
                  8.3.1    Enforcement of Security Interests.....................................................62
                  8.3.2    Other Remedies........................................................................62
         8.4      Application of Funds...........................................................................63
                  8.4.1    Expenses..............................................................................63
                  8.4.2    Borrower's Obligations................................................................64
                  8.4.3    Surplus...............................................................................64
         8.5      Performance of Borrower's Obligations..........................................................64

ARTICLE IX  ADDITIONAL LENDERS AND PARTICIPANTS; THE AGENT.......................................................64
         9.1      Assignment to Other Lenders....................................................................64
                  9.1.1    Assignment............................................................................64
                  9.1.2    Effect of Loan Assignment.............................................................65
                  9.1.3    Register..............................................................................65
                  9.1.4    Substitution of Notes.................................................................65
                  9.1.5    Inspections...........................................................................65
         9.2      Participations.................................................................................65

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

         9.3      Set Off and Sharing of Payments................................................................66
         9.4      Appointment of Agent...........................................................................66
         9.5      Delegation of Duties...........................................................................66
         9.6      Nature of Duties; Independent Credit Investigation.............................................67
         9.7      Instructions from Lenders......................................................................67
         9.8      Exculpatory Provisions.........................................................................67
         9.9      Reimbursement and Indemnification by Lenders of Agent..........................................67
         9.10     Reliance by Agent..............................................................................68
         9.11     Notice of Default..............................................................................68
         9.12     Release of Collateral..........................................................................68
         9.13     Lenders in Their Individual Capacities.........................................................68
         9.14     Holders of Notes...............................................................................68
         9.15     Successor Agent................................................................................69
         9.16     Delivery of Information........................................................................69
         9.17     Beneficiaries..................................................................................69

ARTICLE X  CLOSING...............................................................................................69

ARTICLE XI  EXPENSES AND INDEMNITY...............................................................................70
         11.1     Attorneys'Fees and Other Fees and Expenses.....................................................70
                  11.1.1   Fees and Expenses for Preparation of Loan Instruments.................................70
                  11.1.2   Fees and Expenses in Enforcement of Rights or Defense of Loan Instruments.............70
         11.2     Indemnity......................................................................................70
                  11.2.1   Brokerage Fees........................................................................70
                  11.2.2   General...............................................................................70
                  11.2.3   Operation of Collateral; Joint Venturers..............................................71
                  11.2.4   Environmental Indemnity...............................................................71

ARTICLE XII  MISCELLANEOUS.......................................................................................71
         12.1     Notices........................................................................................71
         12.2     Survival of Loan Agreement; Indemnities........................................................73
         12.3     Further Assurance..............................................................................73
         12.4     Taxes and Fees.................................................................................73
         12.5     Severability...................................................................................73
         12.6     Waiver.........................................................................................73
         12.7     Modification of Loan Instruments; Amendments...................................................74
         12.8     Captions.......................................................................................74
         12.9     Successors and Assigns.........................................................................74
         12.10    Remedies Cumulative............................................................................74
         12.11    Entire Agreement; Conflict.....................................................................74
         12.12    Applicable Law.................................................................................74
         12.13    Jurisdiction and Venue.........................................................................74
         12.14    Waiver of Right to Jury Trial..................................................................75


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
         12.15    Time of Essence................................................................................75
         12.16    Estoppel Certificate...........................................................................75
         12.17    Consequential Damages..........................................................................76
         12.18    Counterparts...................................................................................76
         12.19    No Fiduciary  Relationship.....................................................................76
         12.20    No Strict Construction.........................................................................76

                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


         THIS SECOND AMENDED AND RESTATED LOAN AGREEMENT, dated as of September 30, 1999, is among SECURITY ASSOCIATES INTERNATIONAL, INC., a Delaware corporation ("BORROWER"), FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity and as agent for the financial institutions from time to time parties hereto, STATE STREET BANK AND TRUST COMPANY ("STATE STREET"), and the other financial institutions from time to time parties hereto.

                                    RECITALS:

         A. Borrower, Telecommunications Associates Group, Inc., an Ohio corporation ("ERC"), All-Security Monitoring Services, L.L.C., an Illinois limited liability company ("ASMS"), AMJ Central Station Corporation, Inc., a Delaware corporation ("AMJ") (Borrower, ASMS, AMJ and ERC sometimes hereinafter are referred to collectively as the "ORIGINAL BORROWERS"), Security Associates Command Center II, L.L.C., a Michigan limited liability company ("SACC"), Monitor Service Group, L.L.C., a Delaware limited liability company ("MSG"), and FINOVA entered into an Amended and Restated Loan Agreement dated as of December 2, 1997 (the "ORIGINAL LOAN AGREEMENT"), as amended by a First Amendment to Loan Instruments dated as of June 17, 1998 (the "FIRST AMENDMENT") among the Original Borrowers, SACC, MSG, Texas Security Central, Inc., a Texas corporation ("TSC"), and FINOVA, as further amended by a Second Amendment to Loan Instruments dated as of July 17, 1998 (the "SECOND AMENDMENT") among the Original Borrowers, TSC, Reliance Protection Services, Ltd., an Illinois corporation ("RELIANCE"), and FINOVA, as further amended by a Third Amendment to Loan Instruments dated as of March 23, 1999 (the "THIRD AMENDMENT") among the Original Borrowers, TSC, Reliance and FINOVA, and as further amended by a Fourth Amendment to Loan Instruments dated as of June 30, 1999 (the "FOURTH AMENDMENT") among Borrower, ERC, TSC and FINOVA (such Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment hereinafter is referred to as the "EXISTING LOAN AGREEMENT").

         B. Pursuant to the Existing Loan Agreement, FINOVA extended to Borrower, ERC and TSC a $30,000,000 credit facility. The outstanding principal balance of all loans made pursuant to the Existing Loan Agreement (the "EXISTING PRINCIPAL BALANCE") is $6,609,730.35 as of the date hereof.

         C. Borrower has requested an increase in the maximum credit facility provided under the Existing Loan Agreement from $30,000,000 to $45,000,000 and certain other amendments to the Existing Loan Agreement. The proceeds of such increased credit facility will be used by Borrower (i) to pay transaction costs,
(ii) to provide funds for Acquisitions and (iii) for working capital.

         NOW, THEREFORE, it is agreed that the Existing Loan Agreement is amended and restated in its entirety as follows:


                                    ARTICLE I

                         DEFINITIONS AND DETERMINATIONS

         I.1 DEFINITIONS. As used in this Loan Agreement and in the other Loan Instruments, unless otherwise expressly indicated herein or therein, the following terms shall have the following meanings (such meanings to be applicable equally to both the singular and plural forms of the terms defined):

             Account Debtor: any Person who is obligated on or under an Account Receivable.

             Accountants: Arthur Andersen, L.L.P. or any other independent certified public accounting firm selected by Borrower and reasonably satisfactory to the Required Lenders.

             Accounting  Changes:  has the  meaning  assigned  to  that  term in
         Section 1.3.

             Accounts Receivable: all presently existing and hereafter arising accounts receivable and other rights to payment owing to Borrower or any of its Subsidiaries.

             Accounts Receivable Decrease: for any period, the excess of the Eligible Accounts at the beginning of such period over the Eligible Accounts at the end of such period.

             Accounts Receivable Increase: for any period, the excess of Eligible Accounts at the end of such period over the Eligible Accounts at the beginning of such period.

             ACM: Alarm Central Monitoring, Inc., a Texas corporation.

             Acquisition: an Asset Acquisition or an Equity Acquisition.

             Acquisition Closing: the consummation of an Acquisition.

             Acquisition Closing Date: the date of an Acquisition Closing.

             Acquisition Instruments: the purchase agreement and all other documents executed in connection with an Acquisition.

             Acquisition Operating Cash Flow Adjustment: for any three-month period (the "SUBJECT PERIOD") shall mean:

                  (a) for purposes of calculating the Facility Cash Flow
             Leverage Ratio under Section 7.18, the sum of:

                      (i) with respect to each Central Station Business acquired by Borrower during the Subject Period, the Adjusted Acquired Operating Cash Flow of all such Central Station Business(es) for the three-month period ended on the last day of the second month prior to the month in which the applicable Acquisition Closing Date with respect to such Central Station Business occurred, plus

                      (ii) with respect to each Central Station Business
                  acquired by Borrower during the three-month period immediately preceding the Subject Period, the Operating Cash Flow of Borrower and its Subsidiaries derived from the operation of all such Central Station Business(es) during the Subject Period; and

                  (b) for purposes of calculating the Facility Cash Flow
             Leverage Ratio when determining the maximum amount of an Advance requested in connection with a proposed Acquisition under subsection 4.3.2, the sum of:

                      (i) with respect to each Central Station Business acquired by Borrower during the Subject Period:

                          (A) if the applicable Acquisition Closing Date
                      occurred during a quarter ending on or after the end of the Subject Period, the Adjusted Acquired Operating Cash Flow of all such Central Station Business(es) for the three-month period ended on the last day of the second month prior to the month in which such Acquisition Closing Date occurred, plus

                          (B) if the applicable Acquisition Closing Date
                      occurred during a quarter ending prior to the end of the Subject Period, the sum of:

                              (1) the product of (x) the number of months of
                          such quarter falling in such Subject Period multiplied by (y) one-third of the Adjusted Acquired Operating Cash Flow of all such Central Station Business(es) for the three-month period ended on the last day of the second month prior to the month in which such Acquisition Closing Date occurred, plus


                              (2) the Operating Cash Flow of Borrower and its
                          Subsidiaries derived from the operation of all such Central

                               Station Business(es) during the number of months of such Subject Period after the end of such quarter; plus

                          (ii) the Adjusted Acquired Operating Cash Flow of the
                   Central Station Business which is the subject of the proposed Acquisition for such Subject Period.

             Acquisition Portion: a portion of the Loan equal to $38,000,000.

             ADA: the Americans with Disabilities Act of 1990, as amended, any successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

             Additional Loan Instruments: collectively, the following documents, as applicable, to be executed and delivered in connection with each Acquisition, in each case in form and substance reasonably satisfactory to Agent:

             (i) the applicable Assignment of Acquisition Instruments, a Notice of Borrowing with respect to the applicable Advance, any amendments to the Loan Instruments and any mortgages, security agreements, pledge agreements, UCC Financing Statements and other agreements reasonably required by Agent to (A) reflect the effect of such Acquisition, (B) grant to Agent a perfected first Lien, subject only to Permitted Prior Liens, upon all existing and after-acquired Property (x) acquired by Borrower upon the consummation of such Acquisition and (y) of the Person acquired by Borrower, if such Acquisition is an Equity Acquisition;

             (ii) an Environmental Certificate covering any Real Estate acquired by Borrower in connection with such Acquisition;

             (iii) a Landlord Consent and Waiver executed by each Landlord under each Lease assumed or executed by Borrower in connection with such Acquisition; and

             (iv) any other instruments and documents as Agent may reasonably require in connection with such Acquisition.

             Adjusted Acquired Operating Cash Flow: for any period with respect to a Central Station Business acquired or proposed to be acquired by Borrower, the sum of the following, as determined by the Required Lenders based on financial and other information submitted to Agent by
         Borrower: (i) the Operating Cash Flow of such Central Station Business for such period plus (ii) such adjustments to the Operating Cash Flow of such Central Station Business for such period as the Required Lenders deem appropriate to take into account reductions or increases in expenses for such period which would have been effected assuming Borrower had acquired such Central Station Business at the beginning of such period.

             Adjusted Total Debt: as of any Funding Date, the Total Debt as of such date plus the requested Advance.

             Advance: a disbursement of any portion of the Acquisition Portion.

             Affiliate: any Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with another Person. The term "control" means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or equity interests, by contract or otherwise. For the purposes hereof, any Person which owns or controls, directly or indirectly, 10% or more of the securities or equity interests, as applicable, whether voting or non-voting, of any other Person shall be deemed to "control" such Person.

             Agent: FINOVA, as agent for all Lenders.

             Alarm Licenses: a license or licenses issued by a state licensing authority that authorize a Person to provide remote security monitoring services to consumers and/or businesses within such state.

             AMJ: has the meaning assigned to that term in the Recitals to this Loan Agreement.

             Applicable Margin: has the meaning assigned to that term in subsection 2.2.1.

             ASMS: has the meaning assigned to that term in the Recitals to this Loan Agreement.

             Asset Acquisition: an acquisition by Borrower of Property used in a Central Station Business.

             Assignee: any Person to which a Loan Assignment is made in compliance with the provisions of subsection 9.1.1.

             Assignment and Acceptance: an assignment and acceptance agreement to be executed in connection with each Loan Assignment substantially in the form of EXHIBIT 1.1(A).

             Assignment of Interest Hedge Contract: an assignment of the Interest Hedge Contract executed by Borrower in favor of Agent.

             Assignments of Leases: collateral assignments of leases executed by Borrower and its Subsidiaries in favor of Agent.

             Assignments of Acquisition Instruments: assignments of Acquisition Instruments executed by Borrower in connection with each Acquisition made by Borrower on or after the

         Closing Date, each such assignment to be consented to by the applicable seller if such consent is required by the terms of such Acquisition Instruments.

             Bankruptcy Code: the United States Bankruptcy Code and any successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

             Base Rate: the per annum rate of interest announced or published publicly from time to time by Citibank, N.A. in New York, New York as its corporate base (or equivalent) rate of interest, which rate shall change automatically without notice and simultaneously with each change in such corporate base rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by Citibank, N.A. in New York, New York.

             Base Rate Portion: the Principal Balance other than the portion thereof consisting of LIBOR Loans.

             Basic Financial Statements: has the meaning assigned to that term in subsection 6.3.3.

             Borrower: has the meaning assigned to that term in the Preamble to this Loan Agreement.

             Borrower's Obligations: (i) any and all Indebtedness due or to become due, now existing or hereafter arising, of Borrower to Lenders and/or Agent pursuant to the terms of this Loan Agreement or any other Loan Instrument and (ii) the performance of the covenants of Borrower contained in the Loan Instruments.

             Business Day: (i) except as provided in clause (ii), any day other than a Saturday, Sunday or other day on which banks in Phoenix, Arizona or New York, New York are required or authorized to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with a LIBOR Loan, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.

             Business Insurance: such property, casualty, business interruption and other insurance as Agent from time to time reasonably requires Borrower to maintain.

             Capital Expenditures: payments that are made or liabilities that are incurred by Borrower or any of its Subsidiaries for the lease, purchase, improvement, construction or use of any Property, the value or cost of which under GAAP is required to be capitalized and appears on such Person's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payments or the instruments pursuant to which they are made are characterized by Borrower or any of its Subsidiaries or any other Person, but excluding payments made or liabilities incurred in connection with an Acquisition.

         Except for the purpose of determining Excess Cash Flow, a Capital Expenditure shall be deemed to be made as of the time the Property which is the subject thereof is put into service by Borrower or any of its Subsidiaries, as the case may be.

             Capitalized Lease: any lease of Property, the obligations for the rental of which are required to be capitalized in accordance with GAAP.

             Cash Equivalents: the aggregate of Borrower's and each of its Subsidiaries' (i) cash on hand or in any bank or trust company, and checks on hand and in transit, (ii) monies on deposit in any money market account, and (iii) treasury bills, certificates of deposit, commercial paper and readily marketable securities at current market value having, in each instance, a maturity of not more than 180 days.

             Cash Instruments: all cash, checks, drafts and other similar writings for the payment of money.

             Central Station Business: the business of owning and operating one or more central monitoring stations and related businesses and providing service pursuant to Central Station Contracts.

             Central Station Contracts: contracts with Dealers to provide security monitoring services to the customers of the Dealers.

             Chief Financial Officer: the duly elected and acting chief financial officer of Borrower.

             Closing: the disbursement of the remaining $390,269.65 of the Initial Portion.

             Closing Certificate: a closing certificate executed by Borrower.

             Closing Date: the date of the Closing.

             Code: the Internal Revenue Code of 1986, as amended, and any successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

             Collateral: (i) all existing and after-acquired Property of Borrower and each of its Subsidiaries, including without limitation all existing and after-acquired Accounts Receivable, equipment, inventory and general intangibles, (ii) the Pledged Capital Stock and (iii) all proceeds of the foregoing.

             Collected Funds: defined in subsection 2.9.1(b).

             Commitment: shall mean, as to any Lender at any time, the amount initially set forth opposite its name in the column labeled "Commitment" on SCHEDULE I, as adjusted from time to time to reflect any Assignment and Acceptances.

             Compliance Certificate: a Compliance Certificate executed by Borrower in the form of EXHIBIT 1.1(B) attached hereto.

             Dealer: any Person whose primary business is the installation or servicing of alarm equipment and the sale of security monitoring services.

             Default Rate: with respect to (i) the Base Rate Portion and all of the other of Borrower's Obligations other than LIBOR Loans, a per annum rate equal to the Base Rate in effect from time to time plus the Applicable Margin plus 2.0% per annum and (ii) each LIBOR Loan, a per annum rate equal to the LIBOR Rate applicable thereto plus the Applicable Margin plus 2.0% per annum.

             Default Rate Period: a period of time commencing on the date that an Event of Default has occurred and ending on the date that such Event of Default is cured or waived.

             Determination Date: has the meaning assigned to that term in subsection 2.2.1.

             Dollar: lawful currency of the United States.

             Eligible Accounts: at any given time, the aggregate of the face amount of the accounts receivable of Borrower and its Subsidiaries not over 75 days past due.

             Employee Benefit Plan: any employee benefit plan within the meaning of Section 3(3) of ERISA which (i) is maintained for employees of Borrower, any of its Subsidiaries or any ERISA Affiliate or (ii) has at any time within the preceding six years been maintained for the employees of Borrower, any of its Subsidiaries or any current or former ERISA Affiliate.

             Environmental Audit: (i) a Phase I audit report with respect to a parcel of real estate and such other studies and reports as Agent deems necessary after review of the results of such Phase I audit report, including, if reasonably required by Agent, soil and ground water tests, each such report and study to be in form and content and issued by Persons reasonably acceptable to Agent and (ii) a letter from each Person issuing each such report or study entitling Lenders to rely thereon.

             Environmental Certificate: an environmental certificate executed by Borrower.

             Environmental Compliance Certificate: an Environmental Compliance Certificate in the form of EXHIBIT 1.1(C).

             Environmental Laws: any and all federal, state and local laws that relate to or impose liability or standards of conduct concerning public or occupational health and safety or protection of the environment, as now or hereafter in effect and as have been or hereafter may be amended or reauthorized, including, without limitation, the Comprehensive

         Environmental Response, Compensation and Liability Act (42 U.S.C. ss.9601 et seq.), the Hazardous Materials Transportation Act (42 U.S.C. ss.1802 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss.6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss.1251 et seq.), the Toxic Substances Control Act (15 U.S.C. ss.2601 et seq.), the Clean Air Act (42 U.S.C. ss.7901 et seq.), the National Environmental Policy Act (42 U.S.C. ss.4231, et seq.), the Refuse Act (33 U.S.C. ss.407, et seq.), the Safe Drinking Water Act (42 U.S.C. ss.300(f) et seq.), the Occupational Safety and Health Act (29 U.S.C. ss.651 et seq.), and all rules, regulations, codes, ordinances and guidance documents promulgated or published thereunder, and the provisions of any licenses, permits, orders and decrees issued pursuant to any of the foregoing.

             Equity Acquisition: an acquisition by Borrower of all of the capital stock or other equity interests of a Person or Persons which owns a Central Station Business.

             Equity Interests: all of the issued and outstanding capital stock, membership interests, partnership interests and other equity interests, and all warrant, options and other rights to acquire the same, of a Person.

             ERC: has the meaning assigned to that term in the Preamble to this Loan Agreement.

             ERISA: the Employee Retirement Income Security Act of 1974, as amended, any successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

             ERISA Affiliate: any Person who is a member of a group which is under common control with Borrower or any of its Subsidiaries, who together with Borrower or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c) and (m) of the Code.

             Eurocurrency Reserve Requirements means, for any day as applied to a LIBOR Loan, the aggregate (without duplication) of the rates (expressed as a decimal rounded upward to the nearest 1/100th of 1%) of reserve requirements in effect on such day (including, without, limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System of the United States or other Governmental Body, or any successor thereto, having jurisdiction with respect thereto) prescribed for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of the Federal Reserve System.

             Event of Default: any of the Events of Default set forth in Section 8.1.

            Excess Cash Flow: for any period, (i) the Operating Cash Flow of Borrower and its Subsidiaries for such period, (ii) plus, the Accounts Receivable Decrease, if any, for such period and (iii) minus, the sum of the following for such period: (A) Total Debt Service actually paid during such period, (B) Capital Expenditures for such period which are permitted pursuant to Section 7.6, other than any such Capital Expenditures made with the proceeds of Permitted Senior Indebtedness and (C) the Accounts Receivable Increase, if any, for such period.

             Excess Interest: has the meaning assigned to that term in subsection 2.2.3.

             Existing Loan Agreement: has the meaning assigned to that term in the Recitals to this Loan Agreement.

             Existing Principal Balance: has the meaning assigned to that term in the Recitals to this Loan Agreement.

             Facility Cash Flow: for any three-month period, the remainder of
         (i) the sum of (A) the Operating Cash Flow of Borrower and its Subsidiaries for such period plus (B) the Acquisition Operating Cash Flow Adjustment for such period plus (C) the Facility Cash Flow Adjustment for such period, minus (ii) the Operating Cash Flow of Borrower and its Subsidiaries derived from the operation of any Central Station Business(es) acquired by Borrower during such period or during the immediately preceding three-month period

             Facility Cash Flow Adjustment: for any three month period, the sum of the amounts set forth on EXHIBIT 1.1(D) for each month in such three month period.

             Facility Cash Flow Leverage Ratio: has the meaning assigned to that term in Section 7.18.

             FINOVA: has the meaning assigned to that term in the Preamble to this Loan Agreement.

             Fixed Charge Coverage Ratio: has the meaning assigned to that term in Section 7.21.

             Funding Date: the date an Advance is disbursed.

             GAAP: generally accepted accounting principles as in effect from time to time, which shall include but shall not be limited to the official interpretations thereof by the Financial Accounting Standards Board or any successor thereto.

             Good Funds: United States Dollars available in Federal funds to FINOVA at or before 2:00 p.m., Phoenix time, on a Business Day.

             Governmental Body: any foreign, federal, state, municipal or other government or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

             Guarantor: any of the Guarantors.

             Guarantors: ERC, TSC, ACM, Guardian and each other Subsidiary of Borrower.

             Guarantor Security Agreement: a security agreement executed by ERC, TSC, ACM and Guardian in favor of Agent to secure Guarantors' Obligations.

             Guarantors' Obligations: (i) any and all Indebtedness due or to become due, now existing or hereafter arising, of each Guarantor to Lenders and/or Agent pursuant to the terms of any Guaranty or any other Loan Instrument and (ii) the performance of the covenants of Guarantors contained in the Loan Instruments.

             Guaranty: a guaranty of Borrower's Obligations executed by each Guarantor.

             Guardian: Guardian Security Systems, Inc., an Ohio corporation.

             Hazardous Materials: any hazardous, toxic, dangerous or other waste, substance or material defined as such in, regulated by or for purposes of any Environmental Law.

             Hurdle Amount: the monthly estimate of the accrued and unpaid interest on the Principal Balance, as determined by Agent.

             Incipient Default: any event or condition which, with the giving of notice or the lapse of time, or both, would become an Event of Default.

             Indebtedness: all liabilities, obligations and reserves, contingent or otherwise, which, in accordance with GAAP, would be reflected as a liability on a balance sheet or would be required to be disclosed in a financial statement, including, without duplication: (i) Indebtedness for Borrowed Money, (ii) obligations secured by any Lien upon Property,
         (iii) guaranties, letters of credit and other contingent obligations and (iv) liabilities in respect of unfunded vested benefits under any Pension Plan or in respect of withdrawal liabilities incurred under ERISA by Borrower or any of its Subsidiaries or any ERISA Affiliate to any Multiemployer Plan.

             Indebtedness for Borrowed Money: without duplication, all Indebtedness (i) in respect of money borrowed, (ii) evidenced by a note, debenture or other like written obligation to pay money (including, without limitation, all of Borrower's Obligations and Permitted Senior Indebtedness), (iii) in respect of rent or hire of Property under Capitalized Leases or for the deferred purchase price of Property, (iv) in respect of obligations under conditional sales or other title retention agreements and (v) all guaranties of any or all of the foregoing.

             Initial Loan Instruments:

                  (i)     Loan Agreement:

                  (ii)    Notes;

                  (ii)    Guaranty;

                  (iii)   Security Instruments;

                  (iv)    SAFE Subordination Agreement;

                  (v)     Closing Certificate;

                  (vi)    Solvency Certificate;

                  (vii)   Environmental Certificate;

                  (viii) Uniform Commercial Code financing statements delivered to Agent prior to the Closing and any such statements required by Agent on or after the Closing Date; and

                  (ix) such other instruments and documents as Agent reasonably may require in connection with the transactions contemplated by this Loan Agreement.

             Initial Portion: a portion of the Loan equal to $7,000,000.

             Inspection: has the meaning assigned to that term in Section 6.2.

             Instruments: collectively, the (i) Loan Instruments, (ii) SAFE Debt Instruments, (iii) the SAFE Attrition Guaranty and (iii) SAFE Asset Purchase Agreement.

             Interest Hedge Contract: the interest rate cap, hedge or similar agreement required to be maintained by Borrower pursuant to subsection 2.2.5, which shall be issued by a financial institution and be in form and substance acceptable to the Required Lenders.

             Interest Period: a period (i) commencing (A) on the applicable Funding Date, if Borrower prior thereto has elected pursuant to subsection 2.5.1 to have all or a portion the Principal Balance disbursed on such date to bear interest from such date at a LIBOR Rate,
         (B) with respect to the conversion of all or a portion of the Base Rate Portion to a LIBOR Loan, on the Business Day specified by Borrower in the applicable LIBOR Election Notice and (c) with respect to the continuation as a LIBOR Loan after the expiration of the Interest Period applicable to such existing LIBOR Loan, on the day after the last day of the Interest Period applicable to such existing LIBOR Loan, and (ii) ending 30, 60 or 90 days thereafter, as selected by Borrower in the corresponding LIBOR Election Notice; provided, however:

                  (1) if any Interest Period otherwise would end on a day that is not a Business Day, such Interest Period shall end on the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day; and

                  (2) any Interest Period that otherwise would extend beyond the
             Maturity Date shall end on such date.

             Interest Rate Determination Date: the date for determining a LIBOR Rate, which date shall be two Business Days prior to the date of commencement of the applicable Interest Period.

             Landlord: a lessor under a Lease.

             Landlord Consent and Waiver: a landlord consent and waiver in the form of EXHIBIT 1.1(E).

             Leases: any lease of real estate under which Borrower or any of its Subsidiaries is the lessee.

             Leasehold Property: any real estate which is the subject of a Lease.

             Lenders: FINOVA, State Street and each Assignee.

             LIBOR Election Notice: a notice by Borrower to the Agent to have all or any portion of the Principal Balance bear or continue to bear interest determined by reference to a LIBOR Rate, in the form of
         EXHIBIT 1.1(F) attached hereto.

             LIBOR Loan: each portion of the Principal Balance which bears interest determined by reference to a LIBOR Rate.

             LIBOR Rate: for each Interest Period a rate of interest equal to
         (i) the rate per annum determined by Agent (rounded up to the nearest 1/100th of 1%) identified as the lowest London Interbank Offered Rate (LIBOR) for the relevant Interest Period appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at 11:00 a.m. London time on the applicable Interest Rate Determination Date divided by (ii) 1.00 minus the Eurocurrency Reserve Requirements in effect on the applicable Interest Rate Determination Date. The LIBOR Rate shall be adjusted with respect to any LIBOR Loan outstanding on the effective date of any change in the Eurocurrency Reserve Requirements as of such effective date. Agent shall give prompt notice to Borrower of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

             Lien: any mortgage, pledge, assignment, lien, charge, encumbrance or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement.

             Loan: the term loan made by Lenders to Borrower in the maximum aggregate amount of $45,000,000 pursuant to Section 2.1.

             Loan Agreement: this Second Amended and Restated Loan Agreement.

             Loan Assignment: the assignment by a Lender of (i) any portion of such Lender's interest in Borrower's Obligations and (ii) any of such Lender's other rights under any of the Loan Instruments.

             Loan Fees: the fees to be paid by Borrower to Agent in accordance with Section 2.6.

             Loan Instruments: collectively, the Initial Loan Instruments and the Additional Loan Instruments.

             Loan Year: a period of time from the Closing Date or any anniversary of the Closing Date to the immediately succeeding anniversary of the Closing Date.

             Lockbox Accounts: the accounts identified in the Lockbox Account Agreement which shall be credited for all Cash Instruments deposited in the Lockboxes.

             Lockbox Account Agreement: the Restricted Lockbox and Cash Collateral Accounts Agreement among Agent, Borrower, Borrower's Subsidiaries and Lockbox Bank dated as of December 2, 1997, as amended from time to time.

             Lockbox Bank: shall mean American National Bank and Trust Company of Chicago or any other financial institution acceptable to Agent and Borrower.

             Lockboxes: the lockboxes identified in the Lockbox Account Agreement into which all Cash Instruments received by Borrower or any of its Subsidiaries from an Account Debtor shall be deposited.

             Material Adverse Effect: (i) a material adverse effect upon the business, operations, Property or financial condition of Borrower or any of its Subsidiaries or (ii) a material impairment of the ability of Borrower or any of its Subsidiaries to perform its obligations under any Loan Instrument to which it is a party.

             Maturity Date: the earlier to occur of (i) December 31, 2004 and
         (ii) the date Borrower's Obligations are accelerated.

             Maximum Rate: has the meaning assigned to that term in subsection 2.2.3.

             MSG: has the meaning assigned to that term in the Recitals to this Loan Agreement.

             Multiemployer Plan: any multiemployer plan as defined pursuant to
         Section 3(37) of ERISA to which Borrower, any of its Subsidiaries or any ERISA Affiliate makes, or accrues an obligation to make, contributions, or has made, or been obligated to make, contributions within the preceding six years.

             Non-Utilization Fee: has the meaning assigned to that term in subsection 2.6.2.

             Notes: the promissory notes executed by Borrower payable to the order of each Lender in the amount of such Lender's Commitment, each dated as of the Closing Date, and any notes issued in substitution therefor pursuant to subsection 9.1.4.

             Notice of Borrowing: a notice of borrowing/disbursement request from Borrower to Lenders in the form of EXHIBIT 1.1(G).

             Operating Cash Flow: for any period, the consolidated net income of Borrower and its Subsidiaries or a Central Station Business, as applicable, for such period:

                  (i) plus the sum of the following (without duplication), to the extent deducted in determining such net income for such period:

                       (A) losses from sales, exchanges and other dispositions
                  of Property or other extraordinary losses not in the ordinary course of business;

                       (B) interest paid or accrued on Indebtedness, including,
                  without limitation, interest on Capitalized Leases that is imputed in accordance with GAAP and any other Debt;

                       (C) depreciation and amortization of assets;

                       (D) income taxes which are accrued but not paid during
                  such period;

                       (E) casualty losses; and

                       (F) any other non-cash item deducted in determining such
                  net income; and

                  (ii) minus the sum of the following (without duplication), to the extent included in determining net income for such period:

                       (A) gains from sales, transactions, exchanges and other
                  dispositions of Property or other extraordinary gains not in the ordinary course of business;

                       (B) proceeds of any insurance other than business
                  interruption insurance; and

                       (C) any other non-cash item included in determining such
                  net income.

             Operating Cash Flow Leverage Ratio: has the meaning assigned to that term in Section 7.19.

             Operating Lease: any lease which, under GAAP, is not required to be capitalized.

             Original Borrowers: has the meaning assigned to that term in the Recitals to this Loan Agreement.

             Participant: any Person to which a Lender sells or assigns a Participation.

             Participation: a sale or an assignment by a Lender of a participating interest in (i) any portion of such Lender's interest in Borrower's Obligations and (ii) any of such Lender's rights under any of the Loan Instruments.

             PBGC: the Pension Benefit Guaranty Corporation or any Governmental Body succeeding to the functions thereof.

             Pension Plan: any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Part 3 of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code and which (i) is maintained for employees of Borrower, any of its Subsidiaries or any ERISA Affiliate, or (ii) has at any time within the preceding six years been maintained for the employees of Borrower or any of its Subsidiaries or any of their current or former ERISA Affiliates.

             Permitted Liens: any of the following Liens:

                  (i)     the Security Interests;

                  (ii)    the Permitted Senior Indebtedness Liens;

                  (iii) Liens for taxes or assessments and similar charges, which either are (A) not delinquent or (B) being contested diligently and in good faith by appropriate proceedings, and as to which Borrower or any of its Subsidiaries has set aside reserves on its books which are satisfactory to the Required Lenders;

                  (iv) statutory Liens, such as mechanic's, materialman's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided that the underlying obligations relating to such Liens are paid in the ordinary course of business, or are being contested diligently and in good faith by appropriate proceedings and as to which Borrower or any of its Subsidiaries has set aside reserves on its books satisfactory to the Required Lenders, or the payment of which obligations are otherwise secured in a manner reasonably satisfactory to the Required Lenders;

                  (v) zoning ordinances, easements, licenses, reservations, provisions, covenants, conditions, waivers or restrictions on the use of Property and other title exceptions, in each case, that are reasonably acceptable to the Required Lenders;

                  (vi) Liens in respect of judgments or awards with respect to which no Event of Default would exist pursuant to subsection 8.1.6;

                  (vii) Liens to secure payment of insurance premiums (A) to be paid in accordance with applicable laws in the ordinary course of business relating to payment of worker's compensation, or (B) that are required for the participation in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs; and

                  (viii)  the SAFE Liens.

             Permitted Prior Liens: any of the following Liens:

                  (i)     the Permitted Senior Indebtedness Liens;

                  (ii)    the Permitted Liens described in clauses (iii) and
                          (iv) of the definition of Permitted Liens that are accorded priority to the Security Interests by law; and

                  (iii) the Permitted Liens described in clauses (v) and (vii) of the definition of Permitted Liens, subject to the limitations set forth therein.

             Permitted Senior Indebtedness: Indebtedness, other than Borrower's Obligations, incurred by Borrower or any of its Subsidiaries to purchase tangible personal property or Indebtedness incurred to lease tangible personal property pursuant to Capitalized Leases, provided that (i) the aggregate amount of such Indebtedness of all Borrower and its Subsidiaries at any one time outstanding shall not exceed $200,000, and (ii) no Event of Default exists at the time or will be caused as a result of the incurrence of any Indebtedness described in clause (i).

             Permitted Senior Indebtedness Liens: Liens that secure Permitted Senior Indebtedness, provided that (i) each such Lien attaches only to the Property purchased or leased with the proceeds of the Permitted Senior Indebtedness incurred with respect to such Property and (ii) Agent is granted a Lien upon such Property, subject only to the Lien granted to the holder of the applicable Permitted Senior Indebtedness.

             Person: any individual, firm, corporation, limited liability company, business enterprise, trust, association, joint venture, partnership, Governmental Body or other entity, whether acting in an individual, fiduciary or other capacity.

             Pledge Agreements: pledge agreements executed by the holders of the Pledged Capital Stock pursuant to which Agent is granted a Lien upon the Pledged Capital Stock.

             Pledged Capital Stock: all of the Equity Interests of Borrower's Subsidiaries.

             Prepayment Premium: has the meaning assigned to that term in subsection 2.7.1(a).

             Principal Balance: the unpaid principal balance of the Loan or any specified portion thereof outstanding from time to time.

             Property: all types of real, personal or mixed property and all types of tangible or intangible property.

             Pro Rata Share: the proportion that a Lender's Commitment bears to the total Commitments of all Lenders.

             Qualified Depository: a member bank of the Federal Reserve System having a combined capital and surplus of at least $100,000,000.

             Reliance: has the meaning assigned to that term in the Recitals to this Loan Agreement.

             Remainder Funds: has the meaning assigned to that term in subsection 2.9.1(b).

             Required Lenders: at any time, Lenders who in the aggregate hold not less than 66_% of the total Commitments of all Lenders, provided, however, so long as FINOVA and State Street are the only Lenders, Required Lenders shall mean FINOVA and State Street.

             RMR: as of any date of determination, the total recurring regular monthly amounts billable to all customers of Borrower and its Subsidiaries who are not more than 90 days delinquent in payment of any amounts payable to Borrower or any of its Subsidiaries and who have not made the equivalent of two months' payments within 90 days of such date (regardless of whether such customers are billed monthly or less frequently), measured by the amount most recently billed to such customers attributable to a one month period.

             SACC: has the meaning assigned to that term in the Recitals to this Loan Agreement.

             SAFE: Security Alarm Financing Enterprises, Inc., a California corporation.

             SAFE Asset Purchase Agreement: the Asset Purchase Agreement dated as of June 30, 1999 between SAFE and Borrower.

             SAFE Attrition Guaranty: the guaranty made by Borrower in favor of SAFE, as more particularly described in Section 3.1 of the SAFE Asset Purchase Agreement.

             SAFE Debt: the Indebtedness for Borrowed Money owed by Borrower to SAFE pursuant to the SAFE Note.

             SAFE Debt Instruments: the SAFE Note, the SAFE Pledge Agreement and all documents, instruments and agreements executed and delivered in connection therewith.

             SAFE Liens: the Liens granted by Borrower in favor of SAFE in (i) the "Commissions" (as defined in the SAFE Asset Purchase Agreement) and
         (ii) the capital stock, warrants, options and other equity interests of TSC and ERC pursuant to the SAFE Debt Instruments.

             SAFE Note: that certain Secured Promissory Note of even date herewith executed by Borrower in favor of SAFE in the aggregate principal amount of $1,800,000.

             SAFE Pledge Agreement: that certain Pledge Agreement of even date herewith executed by Borrower in favor of SAFE to secure the SAFE Debt.

             SAFE Subordination Agreement: the Subordination Agreement dated as of June 30, 1999 among SAFE, Borrower, ERC, TSC and Agent.

             Securities Act: the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, as in effect from time to time.

             Security Agreement: a security agreement executed by Borrower and its Subsidiaries in favor of Agent to secure Borrower's Obligations.

             Security Interests: the Liens in the Collateral granted to Agent pursuant to the Security Instruments.

             Security Instruments: collectively, the Assignments of Leases, the Assignments of Acquisition Instruments, the Security Agreement, the Guarantor Security Agreement, the Pledge Agreement, the Lockbox Account Agreement, the Assignment of Interest Hedge Contract and each other agreement, document or instrument pursuant to which a Lien is granted to Agent on any Property of Borrower or any of its Subsidiaries, including, without limitation, applicable Additional Loan Instruments, to secure Borrower's Obligations or Guarantors' Obligations.

             Senior Debt Service: during any period, all payments of principal, interest, premium, fees and other charges with respect to Borrower's Obligations, Guarantors' Obligations and Permitted Senior Indebtedness which are due and payable during such period, but excluding the Loan Fees and any Prepayment Premium.

             Senior Interest Coverage Ratio: has the meaning assigned to that term in Section 7.22.

             Small Acquisition: an Acquisition with respect to which (i) the gross purchase price payable is less than $2,000,000 and (ii) Agent has reviewed and approved any liabilities, whether liquidated or contingent, to be assumed or incurred by Borrower or any of its Subsidiaries in connection with such Acquisition.

             Solvency Certificate: a solvency certificate executed by Borrower and its Subsidiaries.

             Stated Rate: has the meaning assigned to that term in subsection 2.2.3.

             State Street: has the meaning assigned to that term in the Preamble to this Loan Agreement.

             Subsidiary: any corporation, general partnership, limited partnership, limited liability company, limited liability partnership or other entity with respect to which another Person owns or controls, directly or indirectly, such amount of outstanding shares or other equity interests of such corporation, general partnership, limited partnership, limited liability company, limited liability partnership or other entity as have at the time of any determination hereunder 50% or more of the ordinary voting power for the election of directors (or their equivalent under the laws of the jurisdiction of organization of such corporation, general partnership, limited partnership, limited liability company, limited liability partnership or other entity).

             Termination Event: (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder; or (ii) the withdrawal of Borrower, any of its Subsidiaries or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2); or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or
         (vi) the partial or complete withdrawal of Borrower, any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

             TJS Partners: TJS Partners, L.P., a New York limited partnership.

             Total Debt: as of any date, the aggregate principal amount of all Indebtedness for Borrowed Money of Borrower and its Subsidiaries as of such date, including, without limitation, (i) Borrower's Obligations,
         (ii) Guarantors' Obligations, (iii) Permitted Senior Indebtedness, (iv) the SAFE Debt, (v) all amounts then due and payable under the SAFE Attrition Guaranty and (vi) the dealer holdback debt described on
         EXHIBIT 7.11.

             Total Debt Service: during any period, all payments of principal, interest, premium, fees and other charges with respect to all Indebtedness for Borrowed Money of Borrower and its Subsidiaries permitted hereunder (including, without limitation, all of Borrower's Obligations, Guarantors' Obligations, Permitted Senior Indebtedness, the SAFE Debt and amounts payable under the SAFE Attrition Guaranty), which are due and payable during such period, but excluding the Loan Fees and any Prepayment Premium.

             TSC: has the meaning assigned to that term in the Recitals to this Loan Agreement.

             UL Certification: Underwriters Laboratories approval of a Central Station Business.

         I.2 TIME PERIODS. In this Loan Agreement and the other Loan Instruments, in the computation of periods of time from a specified date to a later specified date, (i) the word "from" means "from and including," (ii) the words "to" and "until" each mean "to, but excluding" and (iii) the words "through," "end of" and "expiration" each mean "through and including." Unless otherwise specified, all references in this Loan Agreement and the other Loan Instruments to (i) a

"month" shall be deemed to refer to a calendar month, (ii) a "quarter" shall be deemed to refer to a calendar quarter and (iii) a "year" shall be deemed to refer to a calendar year.

         I.3 ACCOUNTING TERMS AND DETERMINATIONS. All accounting terms not specifically defined herein shall be construed, all accounting determinations hereunder shall be made and all financial statements required to be delivered pursuant hereto shall be prepared in accordance with GAAP as in effect at the time of such interpretation, determination or preparation, as applicable. In the event that any "Accounting Changes" (as hereinafter defined) occur and such changes result in a change in the method of calculation of financial covenants, standards or terms contained in this Loan Agreement, then Borrower and Lenders agree to enter into negotiations to amend such provisions of this Loan Agreement so as to reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of Borrower shall be the same after such Accounting Changes as if such Accounting Changes had not been made. For purposes hereof, "Accounting Changes" shall mean (i) changes in generally accepted accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or any successor thereto) or other appropriate authoritative body and (ii) changes in accounting principles as approved by the Accountants.

         I.4 REFERENCES. All references contained in (i) this Loan Agreement to "Article," "Section," "subsection," "subparagraph," "clause" or "Exhibit," unless otherwise indicated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause or Exhibit, as applicable, of this Loan Agreement, and (ii) any Loan Instrument to any Loan Instrument at any given time shall be to such Loan Instrument as the same shall have been amended, supplemented, restated or otherwise modified as of such time.

         I.5 LENDER'S OR AGENT'S DISCRETION. Whenever the terms "satisfactory to Lenders, the Required Lenders or Agent," "determined by Lenders, the Required Lenders or Agent," "acceptable to Lenders, the Required Lenders or Agent," "Lenders, the Required Lenders or Agent shall elect," "Lenders, the Required Lenders or Agent shall request," "at the option or election of Lenders, the Required Lenders or Agent," or similar terms are used in the Loan Instruments, except as otherwise specifically provided therein, such terms shall mean satisfactory to, at the election or option of, determined by, acceptable to or requested by Lenders, the Required Lenders or Agent, as applicable, in their or its sole and unlimited discretion.

         I.6 BORROWER'S KNOWLEDGE. Any statements, representations or warranties that are based upon the best knowledge of Borrower or an officer thereof shall be deemed to have been made after due inquiry by Borrower or an officer thereof with respect to the matter in question.


                                   ARTICLE II

                            LOAN AND TERMS OF PAYMENT

         II.1     LOAN.

                  II.1.1 AGGREGATE LOAN AMOUNT. The Loan shall consist of a term credit facility made available by Lenders to Borrower in the maximum aggregate amount of $45,000,000, comprised of the Initial Portion and the Acquisition Portion.

                  II.1.2 INITIAL PORTION. Provided all of the terms and conditions set forth in Sections 4.1 and 4.2 have been satisfied (i) the Existing Principal Balance shall be deemed to have been converted to the Principal Balance of the Initial Portion, and (ii) each Lender severally agrees to disburse its Pro Rata Share of the remaining $390,269.65 of the Initial Portion to or as directed by Borrower.

                  II.1.3 ACQUISITION PORTION. Each Lender severally agrees to disburse its Pro Rata Share of Advances of the Acquisition Portion to or as directed by Borrower from time to time prior to April 1, 2001 provided all of the terms and conditions set forth in Sections 4.1 and
         4.3 have been satisfied.

                  II.1.4 USE OF PROCEEDS. The proceeds of the Initial Portion shall be used (i) to pay transaction costs and (ii) for working capital. The proceeds of the Acquisition Portion shall be used (i) consummate Acquisitions and (ii) to pay transaction costs incurred in connection therewith.

                  II.1.5 NOTES.  The Loan shall be evidenced by the Notes.

                  II.1.6 REBORROWING. Borrower shall not be entitled to reborrow any portion of the Loan which is repaid or prepaid.

                  II.1.7 FUNDING PROCEDURES. Agent shall give each Lender prompt notice by telephone or facsimile transmission of a Notice of Borrowing that is received by it. Provided that all of the conditions set forth in Sections 4.1 and 4.3 have been satisfied with respect to the Advance requested in such Notice of Borrowing, each applicable Lender shall make available to Agent, no later than 1:00 p.m. Eastern Time on the applicable Funding Date set forth in the Notice of Borrowing, for deposit into such account as Borrower may direct, its Pro Rata Share of such Advance in immediately available funds in Dollars.

                  Unless Agent receives contrary written notice prior to any such Advance, it is entitled to assume that each applicable Lender will make available its Pro Rata Share of the Advance and in reliance upon that assumption, but without any obligation to do so, may advance such Pro Rata Share on behalf of the applicable Lender, without the necessity of giving daily notice to such Lender of the receipt of a Notice of Borrowing. If the applicable amount is not in fact made available to Agent by such Lender, Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Agent, at the Base Rate. If such Lender pays such amount to Agent, then such amount shall constitute such Lender's Pro Rata Share of the applicable Advance. If such Lender does not pay such corresponding amount forthwith upon Agent's demand therefor, Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Agent, at the rate payable under this Loan Agreement for the Base Rate Portion.

                  Nothing in this subsection 2.1.7 shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder. It is understood and agreed that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make an Advance requested hereunder nor shall the Commitment of any Lender to make the particular type of Advance requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make an Advance requested hereunder.

         II.2     INTEREST.

                  II.2.1 INTEREST RATE. Except as provided in Section 2.8, the Base Rate Portion of the Loan shall bear interest at the Base Rate in effect from time to time plus the Applicable Margin and each LIBOR Loan shall bear interest at the applicable LIBOR Rate plus the Applicable Margin. The Applicable Margin for any quarter shall be determined on the last day of the preceding quarter (the "DETERMINATION DATE") based upon the most recent financial statements delivered to Agent pursuant to Section 6.3 which Agent has had at least ten days to review. As used herein, the term "APPLICABLE MARGIN," as of any Determination Date shall mean with respect to the Base Rate Portion and each LIBOR Loan the per annum rate set forth below opposite the ratio of the Principal Balance as of such Determination Date to the RMR as of such Determination Date:

                     Principal Balance       Base Rate                LIBOR Loan
                     to RMR                  Portion                  Portion
                     ------                  -------                  -------
                     greater than               1.50%                    4.25%
                     or equal to 12.0

                     greater than               1.25%                    4.00%
                     or equal to 9.0
                     but less than 12.0

                     less than 9.0              0.75%                    3.50%

         The Applicable Margin shall be 0.75% per annum for the Base Rate Portion and 3.50% per annum for the LIBOR Loans from the Closing Date until the first Determination Date following the Closing Date upon which an adjustment to the Applicable Margin is warranted.

                  II.2.2 INTEREST COMPUTATION. Interest shall be computed on the basis of a year consisting of 360 days and charged for the actual number of days during the period for which interest is being charged. In computing interest, the date of funding of an advance of the Loan shall be included and the date of payment shall be excluded.

                  II.2.3 MAXIMUM INTEREST. Notwithstanding any provision to the contrary contained herein or in any other Loan Instrument, Lenders shall not collect a rate of interest on any obligation or liability due and owing by Borrower to Lenders in excess of the maximum contract rate of interest permitted by applicable law ("EXCESS INTEREST"). Lenders and Borrower agrees that the interest laws of the State of Arizona govern the relationship among them, but in the event of a final adjudication to the contrary, Borrower shall be obligated to pay, nunc pro tunc, to Lenders only such interest as then shall be permitted by the laws of the state found to govern the contract relationship among Lenders and Borrower. If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Loan Agreement or any other Loan Instrument, then in such event (i) neither Borrower nor any of its Subsidiaries shall be obligated to pay such Excess Interest, (ii) any Excess Interest collected by Lenders shall be, at Lenders' option, (A) applied to the Principal Balance or to accrued and unpaid interest not in excess of the maximum rate permitted by applicable law or (B) refunded to the payor thereof, (iii) the interest rates provided for herein (collectively, the "STATED RATE") shall be automatically reduced to the maximum rate allowed from time to time under applicable law (the "MAXIMUM RATE") and this Loan Agreement and the other Loan Instruments, as applicable, shall be deemed to have been, and shall be, modified to reflect such reduction, and (iv) neither Borrower nor any of its Subsidiaries shall have any action against Lenders for any damages arising out of the payment or collection of such Excess Interest; provided, however, that if at any time thereafter the Stated Rate is less than the Maximum Rate, Borrower shall, to the extent permitted by law, continue to pay interest at the Maximum Rate until such time as the total interest received by Lenders is equal to the total interest which Lenders would have received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again exceeds the Maximum Rate, in which event the provisions contained in this subsection 2.2.3 shall again apply.

                  II.2.4 INCREASED COSTS. If, after the Closing Date, either (i) any change in or in the interpretation of any law or regulation is introduced, including, without limitation, with respect to reserve requirements applicable to any Lender (other than reserves included in the Eurocurrency Reserve Requirements), (ii) any Lender complies with any future guideline or request from any central bank or other Governmental Body proposed or promulgated after the Closing Date or
         (iii) any Lender determines that the adoption of any applicable law, rule or regulation regarding capital adequacy or any change therein, or any change in the interpretation or administration thereof by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof announced after the Closing Date has or would have the effect described below, or any Lender complies with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Body, central bank or comparable agency announced after the Closing Date and in case of any event set forth in this clause (iii), such adoption, change or compliance has or would have the direct or indirect effect of reducing the rate of return on any of any Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, and any of the foregoing events described in clauses (i),
         (ii) or (iii) increases the cost to any Lender of funding or maintaining the Commitment or reduces the amount receivable in respect thereof by such Lender, then Borrower shall upon demand by such Lender at any time within 180 days after the date on which an officer of such Lender responsible for overseeing this Loan Agreement knows or has reason to know of its right to additional compensation under this subsection 2.2.4, pay to such Lender additional amounts sufficient to reimburse such Lender against such increase in cost or reduction in amount receivable; provided, however, if such Lender fails to deliver such demand within such 180 day period, such entity shall only be entitled to additional compensation for any such costs incurred from and after the date that is 180 days prior to the date Borrower receives such demand. A certificate as to the amount of such increased cost, and setting forth in reasonable detail the calculation thereof, shall be submitted to Borrower by such Lender, and shall be conclusive absent manifest error. Each Lender will promptly notify Borrower of any event of which it has knowledge that would entitle such Lender to additional compensation under this subsection 2.2.4. No Lender shall request any additional compensation under this subsection 2.2.4 unless it is generally making similar requests of other borrowers similarly situated, and such Lender agrees to use a reasonable basis for calculating amounts allocable hereunder.

         II.2.5 INTEREST HEDGE CONTRACT. Borrower shall enter into an Interest Hedge Contract reasonably acceptable to the Required Lenders, to provide protection to Borrower against fluctuations in interest rates, and deliver to Agent the Assignment of Interest Hedge Contract, within 30 days after the earlier to occur of (i) March 31, 2000 and (ii) the delivery to Lenders of the Basic Financial Statements for 1999.

         II.3     PRINCIPAL AND INTEREST PAYMENTS.

                  II.3.1 INTEREST. Except as otherwise provided in subsections 2.7.1(c) and 2.7.2(b), interest on (i) the Base Rate Portion shall be payable monthly in arrears on the first Business Day of each month beginning with the month following the month in which the Closing Date occurs and (ii) each LIBOR Loan shall be payable on the last day of the Interest Period applicable thereto.

                  II.3.2 PRINCIPAL. The Principal Balance shall be payable in consecutive quarterly installments on the first Business Day of each quarter set forth below in an amount equal to the product of (i) the percentage set forth below opposite such quarter, multiplied by (ii) the outstanding Principal Balance as of April 1, 2001 as follows:

                           Quarter Beginning                  Percentage
                           July, 2001                               2.75%
                           October, 2001                            2.75%
                           January, 2002                            2.75%
                           April, 2002                              3.00%
                           July, 2002                               3.00%
                           October, 2002                            3.00%
                           January, 2003                            3.00%
                           April, 2003                              4.25%
                           July, 2003                               4.25%
                           October, 2003                            4.25%
                           January, 2004                            4.25%
                           April, 2004                              5.75%
                           July, 2004                               5.75%
                           October, 2004                            5.75%

         The remaining Principal Balance, together with any other sums which then are due and payable pursuant to the terms of the Loan Instruments, shall be due and payable in full on the Maturity Date.

         II.4 LATE CHARGES. If a payment of principal or interest to be made pursuant to this Loan Agreement becomes past due for a period in excess of five days, Borrower shall pay on demand to Lenders a late charge of 2% of the amount of such overdue payment.

         II.5     LIBOR LOANS.

                  II.5.1 ELECTION BY BORROWER. Subject to the provisions of subsection 2.5.2 and provided no Event of Default then exists, Borrower from time to time may elect to have all or a portion of the Principal Balance bear or continue to bear interest at a LIBOR Rate, such election to be exercised by delivery of a LIBOR Election Notice to Agent c/o Jill Johnston, FINOVA Capital Corporation, 311 South Wacker Drive, Chicago, Illinois 60606, Telecopy No. (312) 322-3533, by facsimile transmission not less than three Business Days prior to the commencement of the applicable Interest Period. Agent promptly thereafter shall send a copy of such notice to each Lender. Agent shall determine (which determination shall, absent manifest error, be presumptively correct) the LIBOR Rate applicable to the relevant LIBOR Loan on the applicable Interest Rate Determination Date and promptly shall give notice thereof to Borrower. Agent and Lenders shall have the right without further confirmation to assume that any LIBOR Election Notice executed by James S. Brannen or any senior officer of Borrower received by Agent has been given by a person duly authorized to act on behalf of Borrower. Upon the expiration of an Interest Period the applicable LIBOR Loan shall be converted to and become part of the Base Rate Portion unless such LIBOR Loan has been continued as a LIBOR Loan in accordance with this subsection 2.5.1. If Borrower delivers a LIBOR Election Notice to Agent and thereafter withdraws such election before it becomes effective, Borrower shall reimburse Lenders on demand for the amount of any loss, cost and/or expense incurred by Lenders as a result of Lenders' reliance on such notice, including, without limitation, any loss, cost or expense resulting from Lenders' contractual obligations in connection with the applicable Dollar deposits.

                  II.5.2 LIBOR LIMITATIONS. Each LIBOR Loan shall be in the amount of not less than $1,000,000 or in integral multiples of $500,000 in excess thereof. At no time shall more than three LIBOR Loans be in effect.

                  II.5.3 EURODOLLAR DEPOSITS UNAVAILABLE OR INTEREST RATE UNASCERTAINABLE. If, prior to the commencement of any Interest Period, Lenders determine that Dollar deposits of the relevant amount for the relevant Interest Period are not available in the London Interbank Market or the rate at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to the Lenders of maintaining a LIBOR Rate for such Interest Period, or that by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate applicable to such Interest Period, Agent promptly shall give notice of such determination to Borrower and Lenders and any LIBOR Election Notice previously given by Borrower which has not yet become effective shall be deemed to be canceled.

                  II.5.4 TAX AND OTHER LAWS. In the event that by reason of any law, regulation or requirement or interpretation thereof by any Governmental Body, or the imposition of any requirement of any such Governmental Body, whether or not having the force of law, including the imposition of any reserve and/or special deposit requirement (other than reserves included in the Eurocurrency Reserve Requirements), any Lender shall be subjected to any tax, levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever (other than any tax imposed upon the total net income of such Lender) and if any such measures or any other similar measure shall result in an increase in the cost to any Lender of maintaining its share of any LIBOR Loan or in a reduction in the amount of principal or interest receivable by any Lender in respect thereof, then Borrower shall pay to the affected Lender within ten days after receipt of a notice from such Lender (which notice shall be accompanied by a statement in reasonable detail setting forth the basis for the calculation thereof, which calculation, in the absence of demonstrable error, shall be conclusive and binding and a copy of such notice concurrently therewith shall be delivered to Agent), an amount equal to such increased cost or reduced amount. At any time after receipt of such notice, Borrower may convert all LIBOR Loans to the Base Rate Portion, and such conversion shall be effective three Business Days after the Agent has received notice from Borrower of such conversion.

                  II.5.5 CHANGES IN LAW RENDERING LIBOR LOANS UNLAWFUL. If at any time any law, treaty or regulation, or any interpretation thereof by any Governmental Body shall make it unlawful for any Lender to fund or maintain its share of any LIBOR Loan with monies obtained in the London Interbank Market, such Lender, upon the occurrence of such event, shall notify Borrower thereof (and a copy of such notice concurrently shall be delivered to Agent) and thereupon (i) the right of Borrower to make any LIBOR Election shall be suspended for the duration of such illegality and (ii) if required by such law, regulation or interpretation, on such date as shall be specified in such notice all Interest Periods then in effect with respect to the affected Lender shall be terminated, and thereafter all LIBOR Loans with respect to the affected Lender shall be deemed converted to the Base Rate Portion.

                  II.5.6 INDEMNITY. In addition to any other payments payable by Borrower to Lenders pursuant to the Loan Instruments, Borrower shall indemnify and reimburse each Lender on demand for any loss or expense which such Lender may sustain as a consequence of any prepayment of any LIBOR Loan prior to the expiration of the Interest Period applicable thereto and/or any failure by Borrower to (i) make any payment when due of any amount payable with respect to any LIBOR Loan or (ii) borrow the amount set forth in any LIBOR Election Notice on the date specified therefor.

         II.6     LOAN FEES.

                  II.6.1 CLOSING FEE. Borrower shall pay a loan fee to Agent, for the pro rata benefit of Lenders, in the amount of $337,500, which shall be deemed to be fully earned and payable on the Closing Date.

                  II.6.2 NON-UTILIZATION FEE. Borrower shall pay to Agent, for the benefit of Lenders, for each month through March, 2001, a fee in the amount of one-half of one percent (.50%) per annum (the "NON-UTILIZATION FEE") on the remainder of (i) $38,000,000 minus (ii) the aggregate amount of all prior Advances of the Acquisition Portion as of the last day of such month. The Non-Utilization Fee shall be payable monthly in arrears on the first Business Day of each month.

         II.7     PREPAYMENTS.

                  II.7.1 VOLUNTARY PREPAYMENT OF LOAN. Borrower may at any time voluntarily prepay the Principal Balance in whole or in part, subject to the following conditions:

                           (A PREPAYMENT PREMIUM. Except as provided in
                  subsection 2.7.3, concurrently with any voluntary prepayment of all or any part of the Principal Balance, Borrower shall pay to Lenders a prepayment premium (the "PREPAYMENT PREMIUM") equal to a percentage of the amount of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                         Percentage of Principal
                        Period of Prepayment             Balance Prepaid
                        --------------------             ---------------
                        First Loan Year                              2.0%
                        Thereafter                                   0.0%


                           (B NOTICE OF PREPAYMENT; NUMBER AND AMOUNT OF
                  PREPAYMENTS. Not less than 20 days prior to the date upon which Borrower desires to make any voluntary prepayment of the Principal Balance, Borrower shall deliver to Lenders notice of its intention to prepay, which notice shall state the prepayment date and the amount of the Principal Balance to be prepaid. The amount of any partial prepayment of the Principal Balance shall be not less than $100,000 or integral multiples thereof. A prepayment of the Principal Balance shall not be made more frequently than once a month. If Borrower delivers to Lenders a notice of prepayment and fails to make such prepayment, Borrower shall reimburse Lenders on demand in the amount of any loss, cost and/or expense reasonably incurred by Lenders as a result of Lenders' reliance on such notice, including without limitation, any loss, cost or expense resulting from Lenders' contractual obligations in connection with the reinvestment of the amount indicated in such notice of prepayment.

                           (C ADDITIONAL PAYMENTS. Concurrently with any
                  prepayment of the Principal Balance pursuant to this subsection 2.7.1, Borrower shall pay to Lenders accrued and unpaid interest on the portion of the Principal Balance which is being prepaid to the date on which Lenders are in receipt of Good Funds, and any other sums which are due and payable pursuant to the terms of any of the Loan Instruments.

                           (D APPLICATION OF PARTIAL PREPAYMENTS. Any partial
                  prepayment of the Principal Balance pursuant to this subsection 2.7.1 shall be applied to the installments of the Principal Balance in the inverse order of maturity.

                  II.7.2   MANDATORY PREPAYMENTS OF THE LOAN.

                           (A EXCESS CASH FLOW PAYMENTS. Until the Loan is paid
                  in full, for each year commencing with the year 2000 Borrower shall pay to Lenders not later than the earlier of (x) 30 days after receipt by Lenders of the Basic Financial Statements for such year and (y) 120 days after the end of such year, an amount equal to the lesser of (i) 50% of the Excess Cash Flow for such year and (ii) the amount by which the Cash Equivalents as of the last day of such year exceeds $750,000.

                           (B APPLICATION OF MANDATORY PREPAYMENTS. Prepayments
                  received by Lenders pursuant to this subsection 2.7.2 shall be applied in the following order of priority to the payment of:
                  (i) any and all sums which are due and payable pursuant to the terms of the Loan Instruments, except the Principal Balance and accrued interest thereon, (ii) accrued and unpaid interest on the portion of the Principal Balance being prepaid and
                  (iii) the installments of the Principal Balance in the inverse order of maturity.

                  II.7.3 NO PREPAYMENT PREMIUM. No Prepayment Premium shall be payable with respect to prepayments pursuant to subsection 2.7.2.

                  II.7.4 INVOLUNTARY PREPAYMENT. Concurrently with any payment of the Principal Balance received by Lenders resulting from the exercise by Agent and/or Lenders of any remedy available to Agent and/or Lenders subsequent to the occurrence of an Event of Default and the acceleration of Borrower's Obligations, Borrower shall pay to Lenders a Prepayment Premium in an amount equal to the Prepayment Premium which would be payable if such payment was made pursuant to subsection 2.7.1.

         II.8 DEFAULT RATE PERIOD. During a Default Rate Period, (i) Borrower's Obligations shall bear interest at the Default Rate and (ii) all payments received by Lenders shall be applied in accordance with Section 8.4.

         II.9     METHOD OF PAYMENT.

                  II.9.1 LOCKBOXES AND LOCKBOX ACCOUNTS; PAYMENTS; APPLICATION OF FUNDS.

                           (A MAINTENANCE OF LOCKBOXES AND LOCKBOX ACCOUNTS.
                  Borrower and its Subsidiaries shall maintain at Lockbox Bank the Lockboxes and Lockbox Accounts. The Lockboxes and Lockbox Accounts shall be under the sole dominion and control of Agent and neither Borrower nor any of its Subsidiaries shall have any right of withdrawal therefrom. Promptly after the Closing Date, Borrower and each of its Subsidiaries which has not previously done so shall notify such Person's Account Debtors that all payments shall be made directly to the applicable Lockbox or, if by wire transfer, to the applicable Lockbox Account. All items deposited in the applicable Lockbox shall be credited to the Lockbox Account.

                           (B HURDLE AMOUNT. On the first Business Day of each
                  month, Agent shall notify Lockbox Bank of the Hurdle Amount for such month. Upon the opening of business on each Business Day of each month, Lockbox Bank shall calculate the amount of collected funds on deposit in the Lockbox Accounts for such month (the "COLLECTED FUNDS"). For each month, beginning with the second Business Day following the Business Day on which the Lockbox Bank has determined that the Collected Funds exceed the Hurdle Amount for such month (the amount of such excess hereinafter is referred to as the "REMAINDER FUNDS"), Lockbox Bank shall remit the Remainder Funds to Borrower and its Subsidiaries until the end of such month.

                           (C MONTHLY PAYMENTS FROM THE LOCKBOX. Beginning with
                  the first Business Day of the month following the month in which the Closing occurs, Lockbox Bank shall remit the Hurdle Amount to Agent in Good Funds prior to 1:00 P.M. Chicago time for application to Borrower's Obligations in the following order of priority: (i) first, to the payment of all Borrower's Obligations then due and payable other than the Principal Balance and accrued and unpaid interest thereon, and (ii) second, to the payment of accrued and unpaid interest then due and payable on the Principal Balance. If no Event of Default or Incipient Default then exists, the remainder, if any, shall be remitted to Borrower and its Subsidiaries. If an Event of Default exists such remainder may, at the option of Agent, be applied in accordance with Section 8.4.

                           (D CASH INSTRUMENTS RECEIVED BY BORROWER AND ITS
                  SUBSIDIARIES. At the close of each Business Day following the Closing Date, Borrower and each of its Subsidiaries shall transmit, in the form received, all Cash Instruments received by such Person since the close of business on the preceding Business Day to the applicable Lockbox or directly to the Lockbox Bank for deposit in the applicable Lockbox Account. All Cash Instruments received by Borrower and each of its Subsidiaries shall be held in express trust for Lenders until delivery thereof is made to the applicable Lockbox or the Lockbox Bank for deposit in the applicable Lockbox Account and shall not be commingled with any other Property of such Person.

                  II.9.2 OTHER PAYMENTS. All payments other than those specified in subsection 2.9.1 to be made pursuant to the Loan Instruments by Borrower shall be made by wire transfer of Good Funds to the account of Agent at Citibank, N.A., 399 Park Avenue, New York, New York, ABA 021000089, Credit: FINOVA Capital Corporation, Credit Account No. 40701338, or to such other account with respect to which FINOVA shall have given five Business Days prior written notice to Borrower. Agent shall distribute to each Lender which is in compliance with subsection
         2.1.7 its Pro Rata Share of all payments received by Agent from Borrower which are payable to such Lender (i) on the Business Day received by Agent if received by Agent on or before 1:00 p.m. Eastern time in immediately available Federal funds or (ii) on the Business Day immediately succeeding the Business Day received by Agent if received by Agent after 1:00 p.m. Eastern time in immediately available Federal funds.



                                   ARTICLE III

                                    SECURITY

         Borrower's Obligations and Guarantors' Obligations shall be secured by a Lien upon all of the Collateral, which at all times shall be superior and prior to all other Liens, except Permitted Prior Liens.


                                   ARTICLE IV

                     CONDITIONS OF CLOSING AND ACQUISITIONS

         IV.1 CLOSING CONDITIONS FOR EACH DISBURSEMENT. The obligation of Lenders to disburse any portion of the Loan shall be subject to the satisfaction or waiver of all of the following conditions on or before the applicable Funding Date in a manner, form and substance satisfactory to the Required Lenders:

                  IV.1.1 REPRESENTATIONS AND WARRANTIES. On such Funding Date, the representations and warranties of Borrower and each of its Subsidiaries set forth in the Instruments to which such Person is a party shall be true and correct in all material respects.

                  IV.1.2 PERFORMANCE; NO DEFAULT. Borrower and each of its Subsidiaries shall have, in all material respects, performed and complied with all agreements and conditions contained in the Instruments to be performed by or complied with by such Person prior to or on such Funding Date, and no Event of Default or Incipient Default then shall exist.

                  IV.1.3 UL CERTIFICATIONS. Agent shall have received (i) certified copies of all UL Certifications which are required under subsection 6.5.1 and (ii) evidence that such UL Certifications are in full force and effect as of the applicable Funding Date and no event has occurred which could result in the termination, revocation or non-renewal of any such UL Certification.

                  IV.1.4 ALARM LICENSES. Agent shall have received (i) copies of the Alarm Licenses which are necessary for the operation of Borrower's and each of its Subsidiaries' Central Station Business, certified by Borrower as correct and complete and (ii) evidence that (A) such Alarm Licenses are in full force and effect as of the applicable Funding Date and (B) no event has occurred which could result in the termination, revocation or non-renewal of any such Alarm License.

                  IV.1.5 INSURANCE. At least three Business Days prior to the applicable Funding Date, Borrower shall have delivered to Agent evidence satisfactory to Agent that all insurance coverage required pursuant to Section 6.6 is in full force and effect and all premiums then due thereon have been paid in full.

                  IV.1.6 ENVIRONMENTAL AUDIT. At the request of Agent, Agent shall have received an Environmental Audit with respect to any real estate which is the subject of a Lease.

                  IV.1.7 APPROVAL OF INSTRUMENTS AND SECURITY INTERESTS. Agent shall have received evidence that the approval or consent shall have been obtained from all Governmental Bodies and all other Persons whose approval or consent is required to enable (i) Borrower and each of its Subsidiaries to enter into and perform their respective obligations under the Instruments to which each such Person is a party and (ii) Borrower and each of its Subsidiaries to grant to Agent the Security Interests contemplated in the Instruments to which such Person is a party.

                  IV.1.8 SECURITY INTERESTS. All filings of Uniform Commercial Code financing statements and all other filings and actions necessary to perfect and maintain the Security Interests as first, valid and perfected Liens in the Property covered thereby, subject only to Permitted Prior Liens, shall have been filed or taken and Agent shall have received such UCC, state and federal tax Lien, pending suit, judgment and other Lien searches as it deems necessary to confirm the foregoing.

                  IV.1.9 USE OF ASSETS. Agent shall be satisfied that Borrower and its Subsidiaries at all times shall be entitled to the use and quiet enjoyment of all Property necessary for the continued ownership and operation of the Central Station Business conducted by Borrower and its Subsidiaries, including, without limitation, the use of equipment, fixtures, licenses, offices and means of ingress and egress thereto, and any easements or rights-of-way necessary to reach any equipment or other items necessary for the operation of such Central Station Business.

                  IV.1.10 MATERIAL ADVERSE CHANGE. No event shall have occurred which has had or reasonably could be expected to have a Material Adverse Effect since the end of the most recent period for which Borrower has delivered to Agent financial statements pursuant to
         Section 6.3.1.

                  IV.1.11 PROCEEDINGS AND DOCUMENTS. All corporate, limited liability company and other proceedings in connection with the transactions contemplated by the Instruments and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Required Lenders, and Agent shall have received all such counterpart originals or certified or other copies as Agent may reasonably request.

                  IV.1.12 BROKER FEES. If the services of a broker or other agent have been used in connection with the Loan, all fees owed to such broker or agent shall have been paid by Borrower and Agent shall have received evidence of such payment.

                  IV.1.13 PAYMENT OF FEES AND EXPENSES. Borrower shall have paid the Loan Fees and all fees and expenses described in subsection
         11.1.1 incurred in connection with the Loan.

                  IV.1.14 MAXIMUM TIMES RMR. The Adjusted Total Debt as of the requested Funding Date shall not exceed 15 times the RMR as of such date, including the RMR which is the subject of the proposed Acquisition, if any.

         IV.2 CLOSING CONDITIONS FOR INITIAL PORTION. The obligation of Lenders to disburse the Initial Portion shall be subject to the satisfaction or waiver of all of the following conditions on or before the Closing Date in a manner, form and substance satisfactory to the Required Lenders:

                  IV.2.1 DELIVERY OF DOCUMENTS. The following shall have been delivered to Agent, except to the extent previously delivered to Agent, each duly authorized and executed, where applicable:

                           (A) the Loan Instruments, other than the Assignment
                  of Interest Hedge Contract;

                           (B) a good standing or similar certificate, dated a
                  recent date prior to the Closing Date, for Borrower and each of its Subsidiaries from the Secretary of State in each state in which such Person organized or is qualified to transact business;

                           (C) copies of (i) the articles of incorporation and
                  all amendments thereto of Borrower and each of its Subsidiaries, together with the Certificate of Designations, Rights, Preferences and Limitations of Series A Convertible Preferred Stock, of Borrower, certified by the Secretary of State of their respective states of incorporation as of a recent date prior to the Closing Date, and (ii) the following, each certified by the President of Borrower or its
                  Subsidiaries: (A) the by-laws of such Person and (C) all agreements among the shareholders of such Person known to Borrower;

                           (D) certified copies of resolutions adopted by the
                  board of directors of Borrower and each of its Subsidiaries authorizing the execution and delivery of the Instruments to which each such Person is a party;

                           (E) signature and incumbency certificates of each
                  officer of Borrower and each of its Subsidiaries executing any of the Loan Instruments on behalf of such Person;

                           (F) such other instruments, documents, certificates,
                  consents, waivers and opinions as Agent may reasonably request; and

                           (G) an opinion dated the Closing Date from Howard
                  Schickler, general counsel to Borrower and its Subsidiaries, addressed to Agent, as a Lender and as Agent, in such form and covering such matters as Agent may require.

                  IV.2.2 RMR. Agent shall have received evidence that the Adjusted Total Debt as of the Closing Date does not exceed the sum of 15 times the RMR as of the Closing Date.

                  IV.2.3 EVIDENCE OF JUNIOR CAPITAL. Agent shall have received evidence that Borrower has received not less than $27,000,000 in proceeds of capital contributions or subordinated debt since January 1, 1996.

                  IV.2.4 CONVERSION OF SUBORDINATED DEBT TO EQUITY INTERESTS. Agent shall have received evidence that (i) all conditions to the conversion of all Indebtedness for Borrowed Money owed by Borrower to TJS Partners and all preferred stock in Borrower owned by TJS Partners prior to the Closing Date into Series A Convertible Preferred Stock of Borrower have been satisfied, (ii) Stroock and Stroock and Lavan has been directed to release from escrow to Borrower the original subordinated notes previously issued by Borrower to TJS Partners and the original stock certificates for all preferred stock owned by TJS Partners in Borrower prior to the Closing Date and (iii) LaSalle National Bank, N.A., Borrower's transfer agent, has been directed to issue to TJS Partners certificates representing the Series A Convertible Preferred Stock of Borrower to be issued to TJS Partners as a result of the conversion described in clause (i) above.

         IV.3 CONDITIONS FOR ACQUISITION PORTION. The obligation of Lenders to disburse Advances of the Acquisition Portion, and the right of Borrower to consummate Acquisitions, shall be subject to the satisfaction or waiver of all of the following conditions on or before the Acquisition Closing Date in a manner, form and substance satisfactory to the Required Lenders:

                  IV.3.1 INITIAL PORTION. The Initial Portion shall have been disbursed.

                  IV.3.2 MAXIMUM FACILITY CASH FLOW LEVERAGE RATIO. Borrower shall demonstrate to the satisfaction of Agent that, assuming the requested Advance, if any, had been disbursed and the applicable Acquisition, if any, had been consummated on the last day of the second month prior to the month in which the applicable Acquisition Closing Date is to occur, the Facility Cash Flow Leverage Ratio as of such last day would not exceed 3.5.

                  IV.3.3 AMOUNT AND FREQUENCY OF ADVANCES. The requested Advance shall be in a minimum amount of $500,000 or integral multiples of $100,000 in excess thereof and no more than two Advances shall be made in any month. The amount of the requested Advance, when added to the aggregate amount of all prior Advances, shall not exceed the amount of the Acquisition Portion then in effect.

                  IV.3.4 INFORMATION REGARDING ACQUISITIONS. Not less than 45 days prior to the proposed Acquisition Closing Date of the requested Advance, Agent shall have received notice from Borrower describing the proposed Acquisition and affording Lenders an opportunity to inspect the Central Station Business proposed to be acquired. Not later than 15 days prior to the proposed Acquisition Closing Date of the requested Advance, Agent shall have received from Borrower a description of the proposed Acquisition accompanied by a description of the operations history and relevant market information with respect to the Central Station Business proposed to be acquired, a discussion of competition and information regarding key personnel with respect to such Central Station Business, and such other financial statements, reports, projections and information with respect to the operation of such Central Station Business as Agent reasonably may require. Not later than 5 days prior to the proposed Acquisition Closing Date of the requested Advance, Borrower shall provide to Agent drafts of the applicable Acquisition Instruments.

                  IV.3.5 CONSENT TO ACQUISITION. If the proceeds of the requested Advance are to be used to consummate an Acquisition other than a Small Acquisition, or if the aggregate gross purchase prices payable in connection with all prior Small Acquisitions is $7,500,000 or greater, Agent shall have consented to such Acquisition, which consent may be given or withheld in Agent's sole discretion.

                  IV.3.6 CONSUMMATION OF ACQUISITION. Prior to or concurrently with each Acquisition Closing, Agent shall have received evidence that
         (i) such Acquisition is in accordance with the terms of the applicable Acquisition Instruments with such modifications as are reasonably satisfactory to the Required Lenders and (ii) (A) Borrower will acquire concurrently with the Acquisition Closing, good and marketable title to the Property which is the subject to such Acquisition and (B) if the subject of such Acquisition is a Subsidiary of Borrower, such Subsidiary will on the Acquisition Closing Date own good and marketable title to all of its Property, in each case free and clear of all Liens and Indebtedness.

                  IV.3.7 DELIVERY OF DOCUMENTS. The following shall have been delivered to Agent, each duly authorized and executed where applicable:

                         (A)  the Additional Loan Instruments;
                         (B) if such Subsidiary is a corporation, the
                  certificates representing all of the capital stock of such Subsidiary and stock powers for each certificate in form acceptable to Agent;

                         (C) such certificates of incumbency, good-standing
                  and corporate and limited liability company resolutions as Agent may reasonably require in connection with such Acquisition;

                         (D) Agent shall have received a Notice of Borrowing
                  from Borrower respect to each such Advance no later than 12:00 p.m., Chicago time, at least five (5)

                  Business Days prior to the proposed Acquisition Closing Date with respect to such Advance, which such Acquisition Closing Date shall be on a Business Day;

                           (D) certified or executed original copies of each of
                  the following, the terms and conditions of all of which shall be reasonably satisfactory to the Required Lenders:

                                   (i)      the applicable Acquisition
                                            Instruments; and

                                   (ii)     the Leases assumed or entered into
                                            by Borrower in connection with such
                                            Acquisition; and

                           (E) such other instruments, documents, certificates,
                  consents, waivers and opinions as Agent may reasonably require.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Agent and Lenders as follows:

         V.1 EXISTENCE AND POWER. Borrower and each of its Subsidiaries is a corporation or limited liability company duly formed and validly existing under the laws of the state of its organization or incorporation. Borrower and each of its Subsidiaries is in good standing and qualified to transact business in each jurisdiction in which the failure so to qualify could have a Material Adverse Effect. Borrower and each of its Subsidiaries have all requisite power and authority to own its Property and to carry on its business as now conducted and as proposed to be conducted following the Closing Date.

         V.2 AUTHORITY. Borrower and each of its Subsidiaries has full power and authority to enter into, execute, deliver and carry out the terms of the Instruments to which it is a party and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational instruments of such Person.

         V.3 CAPITAL STOCK AND RELATED MATTERS.

             V.3.1 CAPITALIZATION. There is set forth in EXHIBIT 5.3.1 a complete description of the Equity Interests of Borrower and each of its Subsidiaries. All of such Equity Interests are validly issued, fully paid and non-assessable, and have been issued and sold in compliance with all applicable federal and state laws, rules and regulations, including, without limitation, all so-called "Blue-Sky" laws, excepting only possible instances of noncompliance which in the aggregate are not material. All of the Equity Interests of each Subsidiary of Borrower are owned beneficially and of record by Borrower and are free and clear of all Liens except the Security Interests and the SAFE Liens.

                  V.3.2 RESTRICTIONS. Except as set forth on EXHIBIT 5.3.2, neither Borrower nor any of its Subsidiaries (i) is a party to, or has knowledge of any agreements restricting the transfer of the Equity Interests of such Person, except the Loan Instruments and the SAFE Debt Instruments, (ii) has issued any rights which can be convertible into or exchangeable or exercisable for any of such Person's Equity Interests, or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any of such Person's Equity Interests or any securities convertible into or exchangeable or exercisable for any of such Person's Equity Interests and (iii) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of such Person's Equity Interests or any convertible rights or options. No Subsidiary of Borrower is required to file or has filed, pursuant to the Securities Act of 1933 or Section 12 of the Securities Exchange Act of 1934, as amended, a registration statement relating to any class of debt or equity securities.

         V.4 BINDING AGREEMENTS. This Loan Agreement and the other Instruments, when executed and delivered, will constitute the valid and legally binding obligations of Borrower and its Subsidiaries to the extent such Person is a party thereto, enforceable against such Person in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally, and (ii) equitable principles (whether or not any action to enforce such document is brought at law or in equity).

         V.5      BUSINESS AND PROPERTY OF BORROWER AND ITS SUBSIDIARIES.

                  V.5.1 BUSINESS AND PROPERTY. Borrower and each of its Subsidiaries is the owner of all Property and the holder of all UL Certifications, Alarm Licenses and Central Station Contracts necessary to conduct such Person's Central Station Business in the places where a material portion of such Central Station business is now conducted. All of such UL Certifications, Alarm Licenses and Central Station Contracts are in full force and effect and no invalidity, default or breach exists thereunder which could reasonably be expected to have a Material Adverse Effect or result in the revocation, termination or non-renewal of such UL Certifications or Alarm Licenses where such revocation, termination or non-renewal could reasonably be expected to have a Material Adverse Effect. There is set forth in EXHIBIT 5.5.1 a description of all UL Certifications and Alarm Licenses which have been issued to Borrower and each of its Subsidiaries. Neither Borrower nor any of its Subsidiaries engage or propose to engage in any business or activity other than the Central Station Business.

                  V.5.2 FACILITY SITES. There is set forth in EXHIBIT 5.5.2 the location of the chief executive office of Borrower and each of its Subsidiaries and the locations all central station monitoring operations, offices and other Property used in the operation of Borrower's and each of its Subsidiaries' Central Station Business.

                  V.5.3 LEASES. There is set forth in EXHIBIT 5.5.3 a list of all leases of real property under which Borrower or any of its Subsidiaries is the lessee, together with a complete and accurate address and legal description of each such parcel of Leasehold Property and the current Landlord under each Lease. Each Lease is in full force and effect, there has been no material default in the performance of any of its terms or conditions by any party thereto, and no claims of default have been asserted with respect thereto. To the best knowledge of Borrower, the present and contemplated use of the Leasehold Property is in material compliance with all applicable zoning ordinances and regulations and other laws and regulations.

                  V.5.4 REAL ESTATE. Neither Borrower nor any of its Subsidiaries owns any real property.

                  V.5.5 OPERATION AND MAINTENANCE OF EQUIPMENT. To the best knowledge of Borrower, no Person owning or operating any equipment necessary for the operation of Borrower's or any of its Subsidiaries' Central Station Business has used, operated or maintained the same in a manner which now or hereafter could result in the cancellation or termination of the right of such Person to use or make use of the same or which could result in any material liability of such Person for damages in connection therewith. All of the equipment and other tangible personal property owned by Borrower and its Subsidiaries on the Closing Date is, in all material respects, in good operating condition and repair (subject to normal wear and tear) and has to the best knowledge of Borrower, been used, operated and maintained in substantial compliance with all applicable laws, rules and regulations.

         V.6 TITLE TO PROPERTY; LIENS. Upon the Closing Borrower and each of its Subsidiaries shall have (i) good and marketable title to all of its Property, except (A) any UL Certification which cannot be transferred and (B) the portion thereof consisting of a leasehold estate and (ii) a valid leasehold estate in each portion of its Property which consists of a leasehold estate. Upon the Closing, all of such Property shall be free and clear of all Liens, except Permitted Liens. Upon the proper filing with the appropriate Governmental Bodies of appropriate Uniform Commercial Code financing statements, the applicable Loan Instruments will create valid and perfected Liens in the Property described therein, subject only to Permitted Prior Liens.

         V.7      PROJECTIONS AND FINANCIAL STATEMENTS.

                  V.7.1 FINANCIAL STATEMENTS. Borrower has delivered to Agent the consolidated financial statements described in EXHIBIT 5.7.1 pertaining to Borrower's and each of its Subsidiaries' Central Station Business. Such financial statements present fairly in all material respects the results of operations of Borrower's and each of its Subsidiaries' Central Station Business for the periods covered thereby and the financial condition of Borrower's and each of its Subsidiaries' Central Station Business as of the dates indicated therein. All of such financial statements have been prepared in conformity with GAAP. Since June 30, 1999 there has been no change which has had a Material Adverse Effect. Borrower also has delivered to Agent pro-forma consolidated and consolidating balance sheets as of the Closing Date. Such pro-forma balance sheets, which assume the consummation of the transactions contemplated by the Loan Instruments, presents fairly in all material respects the anticipated financial condition of Borrower and each of its Subsidiaries as of the Closing Date.

             V.7.2 PROJECTIONS. Borrower has delivered to Agent the projections described in EXHIBIT 5.7.2 of the future operations of Borrower and each of its Subsidiaries. Such projections represent the best estimates of Borrower as of the Closing Date of Borrower's and each of its Subsidiaries' future financial performance.

         V.8 LITIGATION. There is set forth in EXHIBIT 5.8 a description of all actions and suits, arbitration proceedings and claims pending or, to the best knowledge of Borrower, threatened against Borrower or any of its Subsidiaries or maintained by Borrower or any of its Subsidiaries at law or in equity or before any Governmental Body where the amount claimed exceeds $10,000 or is not covered by insurance. None of the matters set forth in such EXHIBIT 5.8, if adversely determined, could have a Material Adverse Effect.

         V.9 DEFAULTS IN OTHER AGREEMENTS; CONSENTS; CONFLICTING AGREEMENTS. Neither Borrower nor any of its Subsidiaries is in default under any agreement to which such Person is a party or by which such Person or any of the Property of such Person is bound, the effect of which default could have a Material Adverse Effect. No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Body or any other Person which has not already been obtained, taken or filed, as applicable, is required (i) for the due execution, delivery or performance by Borrower or any of its Subsidiaries of any of the Loan Instruments to which such Person is a party or
(ii) as a condition to the validity or enforceability of any of the Loan Instruments to which Borrower or any of its Subsidiaries is a party or any of the transactions contemplated thereby or the priority of the Security Interests, except for certain filings to establish and perfect the Security Interests. No provision of any material mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Borrower or any of its Subsidiaries or affecting the Property of Borrower or any of its Subsidiaries conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of any of the Loan Instruments or affect the validity or priority of the Security Interests. The execution, delivery or performance of the terms of the Loan Instruments will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of Borrower or any of its Subsidiaries pursuant to the terms of any such material mortgage, indenture, contract or agreement, other than the Loan Instruments.

         V.10 TAXES. Borrower and each of its Subsidiaries has filed all tax returns required to be filed, and has paid, or made adequate provision for the payment of, all taxes shown to be due and payable on such returns or in any assessments made against any such Person, and no tax Liens have been filed and no claims are being asserted in respect of such taxes which are required by GAAP to be reflected in the financial statements of Borrower and each of its Subsidiaries and are not so reflected therein. The charges, accruals and reserves on the books of Borrower and each of its Subsidiaries with respect to all federal, state, local and other taxes are considered by the management of such Person to be adequate, and there is no unpaid assessment which is or might be due and payable by Borrower or any of its Subsidiaries or create a Lien against Borrower's or any of its Subsidiaries' Property, except such assessments as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP. None of the tax returns of Borrower or any of its Subsidiaries are under audit.

         V.11 COMPLIANCE WITH APPLICABLE LAWS. Neither Borrower nor any of its Subsidiaries is in default in respect of any judgment, order, writ, injunction, decree or decision of any Governmental Body, which default would have a Material Adverse Effect. Except as otherwise provided herein, Borrower and each of its Subsidiaries are in compliance in all material respects with all applicable statutes and regulations, including, without limitation, all laws, statutes and regulations relating to UL Certification, all Environmental Laws, ERISA, ADA and all laws and regulations relating to unfair labor practices, equal employment opportunity and employee safety, of all Governmental Bodies, a violation of which could have a Material Adverse Effect. No material condemnation, eminent domain or expropriation has been commenced or, to the best knowledge of Borrower, threatened against the Property which Borrower or any of its Subsidiaries will own upon the Closing.

         V.12 PATENTS, TRADEMARKS, FRANCHISES, AGREEMENTS. Upon the Closing, Borrower and each of its Subsidiaries will own, possess or have the right to use all patents, trademarks, service marks, tradenames, copyrights, franchises and rights with respect thereto, necessary for the conduct of such Person's Central Station Business as proposed to be conducted by such Person after the Closing Date, without any known conflict with the rights of others and, in each case, free of any Liens.

         V.13 ENVIRONMENTAL MATTERS. Borrower and each of its Subsidiaries is in compliance with all applicable Environmental Laws and, to the best of Borrower's knowledge, no portion of the Leasehold Property has been used as a land fill. There currently are not any known Hazardous Materials generated, manufactured, released, stored, buried or deposited over, beneath, in or on (or used in the construction and/or renovation of) the Leasehold Property in violation of applicable Environmental Laws which could have a Material Adverse Effect.

         V.14 APPLICATION OF CERTAIN LAWS AND REGULATIONS. Neither Borrower, any of Borrower's Subsidiaries, nor any Affiliate of any such Persons is:

              V.14.1 INVESTMENT COMPANY ACT. An "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  V.14.2 HOLDING COMPANY ACT. A "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  V.14.3 FOREIGN OR ENEMY STATUS. (i) An "enemy" or an "ally of an enemy" within the meaning of Section 2 of the Trading with the Enemy Act, (ii) a "national" of a foreign country designated in Executive Order No. 8389, as amended, or of any "designated enemy country" as defined in Executive Order No. 9095, as amended, of the President of the United States of America, in each case within the meaning of such Executive Orders, as amended, or of any regulation issued thereunder,
         (iii) a "national of any designated foreign country" within the meaning of the Foreign Assets Control Regulations or of the Cuban Assets Control Regulations of the United States of America (Code of Federal Regulations, Title 31, Chapter V, Part 515, Subpart B, as amended), or
         (iv) an alien or a representative of any alien or foreign government within the meaning of Section 310 of Title 47 of the United States Code.

                  V.14.4 REGULATIONS AS TO BORROWING. Subject to any statute or regulation which regulates the incurrence of any Indebtedness for Borrowed Money, including, without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

         V.15 MARGIN REGULATIONS. None of the transactions contemplated by this Loan Agreement or any of the other Loan Instruments, including the use of the proceeds of the Loan, will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X, and neither Borrower nor any of its Subsidiaries owns or intends to carry or purchase any "margin security" within the meaning of such Regulation U or G.

         V.16 OTHER INDEBTEDNESS. Upon the Closing, neither Borrower nor any of its Subsidiaries will have any Indebtedness for Borrowed Money, except (i) Borrower's Obligations, (ii) Guarantors' Obligations, (iii) Permitted Senior Indebtedness permitted to exist as of the Closing Date pursuant to this Loan Agreement, (iv) the SAFE Debt and (v) the dealer holdback debt described on
EXHIBIT 7.1.

         V.17 NO MISREPRESENTATION. Neither this Loan Agreement nor any other Loan Instrument, certificate, information or report furnished or to be furnished by or on behalf of Borrower or any of its Subsidiaries to Agent or any Lender in connection with any of the transactions contemplated hereby or thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein, taken as a whole, not misleading in the light of the circumstances under which such statements were made. There is no fact, other than information known to the public generally, known to or reasonably foreseen by Borrower after diligent inquiry, that would be expected to have a Material Adverse Effect that has not expressly been disclosed to Agent in writing.

         V.18     EMPLOYEE BENEFIT PLANS.

                  V.18.1 NO OTHER PLANS. Neither Borrower, any of its Subsidiaries nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plan other than those identified on EXHIBIT 5.18.1. Borrower has provided Agent accurate and complete copies of all Contracts, agreements and documents described on
         EXHIBIT 5.18.1.

                  V.18.2 ERISA AND CODE COMPLIANCE AND LIABILITY. Borrower, each of its Subsidiaries and each ERISA Affiliate is in compliance with all applicable provisions of ERISA with respect to all Employee Benefit Plans except where failure to comply would not result in a material liability to any such Person and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified (except that Agent and Lenders acknowledge that as of the Closing Date, Borrower is awaiting a letter of determination from the Internal Revenue Service as to the qualification of its 401(k) plan), and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code (except that Agent and Lenders acknowledge that as of the Closing Date, Borrower is awaiting a letter of determination from the Internal Revenue Service as to the exemption of such trust with respect to Borrower's 401(k) plan), except for any amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. No material liability has been incurred by Borrower, any of its Subsidiaries or ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan.

                  V.18.3 FUNDING. No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been insured (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has Borrower, any of its Subsidiaries or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under
         Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C), 4063(a) or 4068 of ERISA with respect to any Pension Plan.

                  V.18.4 PROHIBITED TRANSACTIONS AND PAYMENTS. Neither Borrower, any of its Subsidiaries nor any ERISA Affiliate has: (i) engaged in a nonexempt "prohibited transaction" as such term is defined in Section 406 of ERISA or Section 4975 of the Code; (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid;
         (iii) failed to make a required contribution or payment to a Multiemployer Plan; or (iv) failed to make a required installment or other required payment under Section 412 of the Code.

                  V.18.5 NO TERMINATION EVENT. No Termination Event has occurred or is reasonably expected to occur.

                  V.18.6 ERISA LITIGATION. No material proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of Borrower, threatened concerning or involving any (i) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by Borrower, any of its Subsidiaries or any ERISA Affiliate, (ii) Pension Plan or (iii) Multiemployer Plan.

         V.19     EMPLOYEE MATTERS.

                  V.19.1 COLLECTIVE BARGAINING AGREEMENTS; GRIEVANCES. (i) None of the employees of Borrower or any of its Subsidiaries is subject to any collective bargaining agreement, (ii) no petition for certification or union election is pending with respect to the employees of Borrower or any of its Subsidiaries and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of Borrower or any of its Subsidiaries and (iii) there are no strikes, slowdowns, work stoppages, unfair labor practice complaints, grievances, arbitration proceedings or controversies pending or, to the best knowledge of Borrower, threatened against Borrower or any of its Subsidiaries by Borrower's or any of its Subsidiaries' employees, other than employee grievances or controversies arising in the ordinary course of business that could not in the aggregate be expected to have a Material Adverse Effect.

                  V.19.2 CLAIMS RELATING TO EMPLOYMENT. Neither Borrower or any of its Subsidiaries, nor, to Borrower's best knowledge, any partner, shareholder or employee of any such Person, is subject to any employment agreement or non-competition agreement with any former employer or any other Person which agreement would have a Material Adverse Effect due to (i) any information which such Person would be prohibited from using under the terms of such agreement or (ii) any legal considerations relating to unfair competition, trade secrets or proprietary information.

         V.20 BURDENSOME OBLIGATIONS. After giving effect to the transactions contemplated by the Loan Instruments, (i) neither Borrower nor any of its Subsidiaries (A) will be a party to or be bound by any franchise, agreement, deed, lease or other instrument, or be subject to any restriction, which is so unusual or burdensome so as to cause, in the foreseeable future, a Material Adverse Effect and (B) intends to incur, or believes that it will incur, debts beyond its ability to pay such debts as they become due, and (ii) Borrower and each of its Subsidiaries (A) owns and will own Property, the fair saleable value of which is (I) greater than the total amount of its liabilities (including contingent liabilities) and (II) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (B) has and will have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted. Neither Borrower nor any of its Subsidiaries presently anticipates that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome so as to have a Material Adverse Effect.

         V.21 YEAR 2000. Borrower and each of its Subsidiaries have taken all action necessary to assure that no Material Adverse Effect shall occur by reason of the advent of the year 2000, including, without limitation, that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after December 31, 1999.


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

         Until all of Borrower's Obligations are paid and performed in full Borrower agrees that it will, and cause each of its Subsidiaries to:

         VI.1 LEGAL EXISTENCE; GOOD STANDING. Maintain its existence and its good standing in the jurisdiction of its formation and its qualification in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect, and in any event in each jurisdiction in which any central monitoring station owned or operated by such Person is located.

         VI.2 INSPECTION. Permit representatives of Agent and Lenders, upon two Business Days prior notice if no Event of Default exists, or at any time if any Event of Default exists, to (i) visit its offices, (ii) examine its books and records and Accountants' reports relating thereto, (iii) make copies or extracts therefrom, (iv) discuss its affairs with its employees, (v) examine and inspect its Property and (vi) meet and discuss its affairs with the Accountants, and such Accountants, as a condition to their retention by such Person, are hereby irrevocably authorized by such Person to fully discuss and disclose all such affairs with Agent and Lenders (the foregoing items (i) through (vi) hereinafter are referred to collectively as an "INSPECTION"). Notwithstanding the foregoing, if no Event of Default exists, Agent shall not (A) conduct an Inspection more than once a quarter and (B) charge Borrower more than $2,000 on account of such Inspection. For purposes of this Section 6.2, Agent agrees to comply with the rules and regulations with respect to UL Certifications.

         VI.3 FINANCIAL STATEMENTS AND OTHER INFORMATION. Maintain a standard system of accounting in accordance with GAAP and furnish to each
Lender:

                  VI.3.1 MONTHLY STATEMENTS. As soon as available and in any event within 30 days after the close of each month:

                         (A) the consolidated and consolidating balance sheets
                  of Borrower and each of its Subsidiaries as of the end of such month,

                         (B) the consolidated statements of operations and
                  Operating Cash Flow of Borrower, the consolidating statements of each central monitoring station of

                  Borrower and its Subsidiaries and the consolidating statements of Operating Cash Flow of Borrower and each of its Subsidiaries for such month and for the period from the beginning of the then current year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding year, and

                         (C) a report providing the following information as
                  of the end of such month: (i) the number of Central Station Contracts monitored by Borrower and each of its Subsidiaries; and (ii) the RMR as of the end of such month,

         all in reasonable detail, containing such information as Lenders reasonably may require, and certified by the Chief Financial Officer of Borrower as complete and correct, subject to normal year-end adjustments.

                  VI.3.2 QUARTERLY AGINGS. As soon as available and in any event within 45 days after the close of each quarter of each year, an aging of Borrower's and each of its Subsidiaries' outstanding accounts payable and accounts receivable as of the end of such quarter, all in reasonable detail, containing such information as Lenders reasonably may require, and certified by the Chief Financial Officer of Borrower as complete and correct, subject to normal year-end adjustments.

                  VI.3.3 ANNUAL STATEMENTS. As soon as available and in any event within 120 days after the close of each year:

                         (A) the consolidated balance sheet of Borrower as of
                  the end of such year and the consolidated statements of operations, cash flows, shareholders' equity or members' equity of Borrower for such year (collectively, the "Basic Financial Statements"), the consolidating balance sheet of Borrower and each of its Subsidiaries as of the end of such year, the consolidated statements of operations, cash flows and shareholders' equity or members' equity, as applicable, of Borrower for such year and the consolidated and consolidating statements of Operating Cash Flow and Excess Cash Flow of Borrower and each of its Subsidiaries for such year, setting forth in each case in comparative form the corresponding figures for the preceding year,

                           (B) an opinion of the Accountants which shall
                  accompany the Basic Financial Statements, which opinion shall be unqualified as to going concern and scope of audit, stating that (i) the examination by the Accountants in connection with such Basic Financial Statements has been made in accordance with generally accepted auditing standards, (ii) such Basic Financial Statements have been prepared in conformity with GAAP and in a manner consistent with prior periods, and (iii) such Basic Financial Statements fairy present in all material respects the financial position and results of operations of Borrower and its Subsidiaries, and

                         (C) a letter from the Accountants stating that the
                  statements of Operating Cash Flow and Excess Cash Flow were computed in accordance with the requirements of this Loan Agreement.

                  VI.3.4 COMPLIANCE CERTIFICATES. The financial statements described in subsections 6.3.1, 6.3.2 and 6.3.3 shall be accompanied by a Compliance Certificate.

                  VI.3.5 ACCOUNTANTS' CERTIFICATE. Simultaneously with the delivery of the certified Basic Financial Statements required by subsection 6.3.3, copies of a certificate of the Accountants stating that (i) they have checked the computations delivered by Borrower and its Subsidiaries in compliance with subsection 6.3.3, and (ii) in making the examination necessary for their audit of the Basic Financial Statements of Borrower and its Subsidiaries for such year, nothing came to their attention of a financial or accounting nature that caused them to believe that (A) Borrower and its Subsidiaries were not in compliance with the terms, covenants, provisions or conditions of any of the Loan Instruments, or (B) there shall have occurred any condition or event which would constitute an Event of Default, or, if so, specifying in such certificate all such instances of non-compliance and the nature and status thereof.

                  VI.3.6 AUDIT REPORTS. Promptly upon receipt thereof, a copy of each report, other than the reports referred to in subsection 6.3.3, including any so-called "Management Letter" or similar report, submitted to Borrower and its Subsidiaries by the Accountants in connection with any annual, interim or special audit made by the Accountants of the books of Borrower and its Subsidiaries.

                  VI.3.7 BUSINESS PLANS. Before the end of each year, a business plan for the following year setting forth in reasonable detail the projected operations budget of Borrower's and each of its Subsidiaries' business for such year and such other information as Lenders reasonably may request, for such following year.

                  VI.3.8 NOTICE OF DEFAULTS; LOSS. Prompt notice if: (i) any Indebtedness of Borrower or any of its Subsidiaries is declared or shall become due and payable prior to its declared or stated maturity, or called and not paid when due, (ii) an event has occurred that enables the holder of any note, or other evidence of such Indebtedness, certificate or security evidencing any such Indebtedness of Borrower or any of its Subsidiaries to declare such Indebtedness due and payable prior to its stated maturity, (iii) there shall occur and be continuing an Incipient Default or Event of Default, accompanied by a statement setting forth what action Borrower propose to take in respect thereof, or (iv) any event shall occur which has a Material Adverse Effect, including the amount or the estimated amount of any loss or depreciation or adverse effect.

                  VI.3.9 NOTICE OF SUITS, ADVERSE EVENTS. Prompt notice of: (i) any citation, summons, subpoena, order to show cause or other order naming Borrower or any of its Subsidiaries a party to any proceeding before any Governmental Body which might reasonably be expected to have a Material Adverse Effect and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of any UL Certification, Alarm License, license, permit, franchise, agreement or other authorization issued to Borrower or any of its Subsidiaries by any Governmental Body or any other Person that is material to the operation of Borrower's or any of its Subsidiaries' Central Station Business, (iii) any refusal by any Governmental Body or any other Person that is material to Borrower or any central monitoring station of Borrower or any of its Subsidiaries to renew or extend any such UL Certification, Alarm License, license, permit, franchise, agreement or other authorization and (iv) any dispute between Borrower or any of its Subsidiaries and any Governmental Body or any other Person, which lapse, termination, refusal or dispute referred to in clauses (ii) and
         (iii) above or in this clause (iv) could reasonably be expected to have a Material Adverse Effect.

                  VI.3.10 REPORTS TO SHAREHOLDERS, MEMBERS, CREDITORS AND GOVERNMENTAL BODIES.

                           (A) Promptly upon becoming available, copies of all
                  financial statements, reports, notices and other statements sent or made available generally by Borrower or any of its Subsidiaries to such Person's shareholders or members to the extent the same contain any information not included in any financial statements previously furnished to Lenders pursuant to subsections 6.3.1, 6.3.2 or 6.3.3, of all regular and periodic reports and all registration statements and prospectuses filed by Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any Governmental Body succeeding to any of its functions, and of all statements generally made available by Borrower and each of its Subsidiaries or others concerning material developments in the business of Borrower or any of its Subsidiaries.

                           (B) Promptly upon becoming available, copies of any
                  periodic or special reports filed by Borrower or any of its Subsidiaries with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of such Person, or if copies thereof are requested by Lender, and copies of any material notices and other communications from any Governmental Body or Person which specifically relate to Borrower or any of its Subsidiaries.

                  VI.3.11  ERISA NOTICES AND REQUESTS.

                           (A) With reasonable promptness, and in any event
                  within 25 Business Days after occurrence of any of the following, Borrower will give notice of and/or deliver to Agent copies of: (i) the establishment of any new Pension Plan or Multiemployer Plan; (ii) the commencement of contributions to any Pension Plan or Multiemployer Plan to which Borrower or any of its Subsidiaries or any of its ERISA Affiliates was not previously contributing or any increase in the benefits of any existing Pension Plan or Multiemployer Plan; (iii) each funding waiver request filed with respect to any Pension Plan and all communications received or sent by Borrower or any of its

                  Subsidiaries or any ERISA Affiliate with respect to such request; and (iv) the failure of Borrower or any of its Subsidiaries or ERISA Affiliate to make a required installment or payment to a Pension Plan under Section 302 of ERISA or
                  Section 412 of the Code by the due date.

                           (B) Promptly and in any event within 10 Business Days
                  of becoming aware of the occurrence of or forthcoming occurrence of any (i) Termination Event or (ii) non-exempt "prohibited transaction", as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, Borrower will deliver to Agent a notice specifying the nature thereof, what action Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

                           (C) With reasonable promptness but in any event
                  within 10 Business Days after the occurrence of, or receipt of, any of the following, Borrower will deliver to Agent copies of: (i) any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code; (ii) all notices received by Borrower or any of its Subsidiaries or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan; (iii) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower or any of its Subsidiaries or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan; and (iv) all notices received by Borrower or any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. Borrower will notify Agent in writing within two Business Days of Borrower, any of its Subsidiaries or any ERISA Affiliate that has filed a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

                  VI.3.12      OTHER INFORMATION.

                           (A) Immediate notice of any change in the location of
                  any Property of Borrower or any of its Subsidiaries, which is material to or necessary for the continued operation of such Person's Central Station Business, any change in the name of Borrower or any of its Subsidiaries, any sale or purchase of Property outside the regular course of business of Borrower or any of its Subsidiaries, and any change in the business or financial affairs of Borrower or any of its Subsidiaries, which change would have a Material Adverse Effect.

                           (B) Promptly upon request therefor, such other
                  information and reports relating to the past, present or future financial condition, operations, plans and projections of Borrower and each of its Subsidiaries as Lenders reasonably may request from time to time.

         VI.4 REPORTS TO GOVERNMENTAL BODIES AND OTHER PERSONS. Timely file all material reports, applications, documents, instruments and information required to be filed pursuant to all rules, regulations or requests of any Governmental Body or other Person having jurisdiction over the operation of Borrower's and each of its Subsidiaries' Central Station Business, including, but not limited to, such of the Loan Instruments as are required to be filed with any such Governmental Body or other Person pursuant to applicable rules and regulations promulgated by such Governmental Body or other Person.

         VI.5 MAINTENANCE OF UL CERTIFICATIONS, ALARM LICENSES, LICENSES, FRANCHISES AND OTHER AGREEMENTS.

                  VI.5.1 MAINTENANCE OF UL CERTIFICATIONS AND ALARM LICENSES. Maintain in full force and effect at all times, and apply in a timely manner for renewal of, all Alarm Licenses required by applicable law for the operation of Borrower's and each of its Subsidiaries' Central Station Business, and UL Certifications for each of its central monitoring stations (provided, however that any central monitoring station which is the subject of an Acquisition need not have a UL Certification as of the applicable Acquisition Closing Date if such UL Certification is obtained for such central monitoring station within 180 days after the applicable Acquisition Closing Date), and deliver to Agent (i) at least 30 days prior notice of the proposed amendment of any of such UL Certifications and Alarm Licenses and (ii) (A) evidence of the filing of any application for renewal of such UL Certifications and Alarm Licenses not less than the earlier of (x) 60 days prior to the expiration of such UL Certifications and Alarm Licenses or (y) the last day such application may be filed in accordance with applicable law and (B) copies of any petition or other document filed to deny or object to any such renewal application promptly after receipt thereof by Borrower or any of its Subsidiaries.

                  VI.5.2 MAINTENANCE OF LICENSES, FRANCHISES AND AGREEMENTS. Maintain in full force and effect at all times, and apply in a timely manner for renewal of all other licenses, franchises, trademarks, tradenames and agreements necessary for the operation of Borrower's and each of its Subsidiaries' Central Station Business, the loss of any of which would have a Material Adverse Effect, and deliver to Agent (i) at least 30 days prior notice of the proposed amendment of any of such other licenses, franchises, trademarks, tradenames and agreements and
         (ii) (A) evidence of the filing of any application for renewal of such other licenses, franchises, trademarks, tradenames and agreements not less than the earlier of (x) 60 days prior to the expiration of such licenses, license or franchise or (y) the last day such application may be filed in accordance with applicable law and (B) copies of any petition or other document filed to deny or object to any such renewal application promptly after receipt thereof by Borrower or any of its Subsidiaries.

         VI.6     INSURANCE.

                  VI.6.1 BUSINESS INSURANCE. Maintain in full force and effect at all times Business Insurance as required by the insurance letter agreement among Borrower, its Subsidiaries and Agent, a copy of which is attached hereto as EXHIBIT 6.6.1, all of which shall be written by insurers and in amounts and forms reasonably satisfactory to the Required Lenders and otherwise comply with the terms of such insurance letter agreement, and deliver to Agent, from time to time as Agent reasonably may request, evidence of compliance with this subsection 6.6.1.

                  VI.6.2 CLAIMS AND PROCEEDS. Borrower hereby directs all insurers, and will cause each of its Subsidiaries to direct all insurers, under all policies of Business Insurance to pay all proceeds payable thereunder directly to Agent and Borrower hereby authorizes, and will cause each of its Subsidiaries to authorize, Agent to collect all such proceeds. Borrower irrevocably appoints, and will cause each of its Subsidiaries to appoint, Agent (and all officers, employees or agents designated by Agent) as Borrower's and each of its Subsidiaries' true and lawful attorney and agent in fact for the purpose of and with power to make, settle and adjust claims under such policies of insurance, endorse the name of Borrower or any of its Subsidiaries on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, and to make all determinations and decisions with respect to such policies of insurance. Borrower acknowledges that such appointment of Agent as its attorney and agent in fact is a power coupled with an interest and therefore is irrevocable. Borrower shall promptly notify Agent of any loss, damage, destruction or other casualty to the Collateral. The insurance proceeds received on account of any loss, damage, destruction or other casualty shall, at the option of Lenders, be (i) applied in reduction of Borrower's Obligations in the following order of priority: (A) first, to the payment of any and all sums which are then due and payable pursuant to the terms of the Loan Instruments, other than the Principal Balance and accrued and unpaid interest thereon, (B) next, to accrued and unpaid interest on the Principal Balance and (C) then to the Principal Balance in the inverse order of the maturity of the installments thereof, or (ii) held by Agent and applied to pay for the cost of repair or replacement of the Collateral subject to such loss, damage, destruction or other casualty, in which event such proceeds shall be made available in the manner and under such conditions as Agent reasonably may require. Notwithstanding anything to the contrary contained in this subsection 6.6.2, if the amount of the proceeds from any loss, damage, destruction or other casualty to the Collateral reasonably is expected to be less than $100,000 and neither an Event of Default nor an Incipient Default then shall exist, Borrower shall have the right to make, settle and adjust any claim regarding such proceeds and Agent shall collect such proceeds and make such proceeds available to Borrower to pay for the repair or replacement of the Collateral which was the subject of such loss, damage, destruction or other casualty in the manner and under such terms and conditions as Agent reasonably may require. In the event the proceeds are to be applied to the repair or replacement of Collateral, the Collateral shall be repaired or replaced so as to be of at least equal value and substantially the same character as prior to such loss, damage, destruction or other casualty.

         VI.7 FUTURE LEASES. Deliver to Agent, concurrently with the execution by Borrower or any of its Subsidiaries, as lessee, of any lease pertaining to real property, (i) an executed copy thereof, (ii) at the option of Agent, either a leasehold mortgage upon or a collateral assignment of such lease in favor of Agent, in either case in a form reasonably acceptable to Agent, and (iii) a Landlord Consent and Waiver from the lessor under such lease.

         VI.8 FUTURE ACQUISITIONS OF REAL PROPERTY. Deliver to Agent concurrently with the (i) execution by Borrower or any of its Subsidiaries of any contract relating to the purchase by such Person of real property, an executed copy of such contract and (ii) closing of the purchase of such real property, (A) a first mortgage or deed of trust in favor of Agent on such real property, in form and content satisfactory to the Required Lenders, (B) a lender's policy of title insurance, in such form and amount and containing such endorsements as shall be reasonably satisfactory to the Required Lenders, (C) an ALTA/ACSM survey of such real property and (D) such other documents and assurances with respect to such real property as Agent may require.

         VI.9  ENVIRONMENTAL MATTERS.

               VI.9.1 COMPLIANCE. At all times comply with, and be responsible for, its obligations under all Environmental Laws applicable to the Leasehold Property, any parcel of real estate acquired in connection with an Acquisition and any other Property owned by Borrower or any of its Subsidiaries or used by such Person in the operation of its business. At its sole cost and expense, Borrower and each of its Subsidiaries shall (i) comply in all respects with (A) any notice of any violation or administrative or judicial complaint or order having been filed against such Person, any portion of the Leasehold Property, any parcel of real estate acquired in connection with an Acquisition or any other Property owned by such Person or used by such Person in the operation of its business alleging violations of any law, ordinance and/or regulation requiring such Person to take any action in connection with the release, transportation and/or clean-up of any Hazardous Materials, and (B) any notice from any Governmental Body or any other Person alleging that such Person is or may be liable for costs associated with a response or clean-up of any Hazardous Materials or any damages resulting from such release or transportation, or (ii) diligently contest in good faith by appropriate proceedings any demands set forth in such notices, provided (A) reserves in an amount satisfactory to the Required Lenders to pay the costs associated with complying with any such notice are established by such Person and (B) no Lien would or will attach to the Property which is the subject of any such notice as a result of any compliance by such Person which is delayed during any such contest. Promptly upon receipt of any notice described in the foregoing clause (i), Borrower shall deliver to Agent a copy thereof.

               VI.9.2 CERTIFICATION. Deliver to Agent, not later than January 1 of each year, an Environmental Compliance Certificate.

         VI.10 COMPLIANCE WITH LAWS. Comply with all laws, statutes and regulations relating to UL Certification and all other federal, state and local laws, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable to Borrower and each of its

Subsidiaries and its operations, the failure to comply with which would have a Material Adverse Effect.

         VI.11 TAXES AND CLAIMS. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any Property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien (other than a Permitted Lien) upon the Property of Borrower or any of its Subsidiaries, provided that so long as no Lien has attached to the Property of Borrower or any of its Subsidiaries as a result of any of the foregoing, neither Borrower nor any of its Subsidiaries shall be required by this Section 6.11 to pay any such amount if the same is being contested diligently and in good faith by appropriate proceedings and as to which such Person has set aside reserves on its books satisfactory to the Required Lenders.

         VI.12 MAINTENANCE OF PROPERTIES. Maintain all of its Property necessary in the operation of Borrower's and each of its Subsidiaries' Central Station Business in good working order and condition.

         VI.13 GOVERNMENTAL APPROVALS. Upon the exercise by Agent and/or Lenders of any power, right or privilege pursuant to the provisions of any of the Loan Instruments requiring any consent, approval or authorization of any Governmental Body (including, without limitation, transfers of UL Certifications), promptly execute and cause the execution of all applications, certificates, instruments and other documents that Agent and/or Lenders may reasonably be required to obtain for such consent, approval or authorization.

         VI.14 YEAR 2000. Take all action necessary to assure that no Material Adverse Effect shall occur by reason of the advent of the year 2000, including, without limitation, that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after December 31, 1999, and provide, at Agent's request, assurance reasonable acceptable to Lenders that Borrower's and each of its Subsidiaries' computer-based systems, embedded microchips and other processing capabilities are year 2000 compatible.

         VI.15 DISSOLUTION OR MERGER OF CERTAIN SUBSIDIARIES. Dissolve and wind-up the affairs of, or cause to be merged with and into Borrower, Guardian, ACM, TSC and ERC on or before the earlier to occur of (i) September 30, 2000 or
(ii) 60 days after the SAFE Debt is paid in full.


                                   ARTICLE VII

                               NEGATIVE COVENANTS

         Until all of Borrower's Obligations are paid and performed in full, without the prior written consent of the Required Lenders Borrower shall not, and shall not permit any of its Subsidiaries to:

         VII.1 BORROWING. Create, incur, assume or suffer to exist any liability for Indebtedness for Borrowed Money except (i) Borrower's Obligations, (ii) Guarantors' Obligations, (iii) Permitted

Senior Indebtedness, (iv) the SAFE Debt, (v) amounts payable under the SAFE Attrition Guaranty and (vi) the dealer holdback debt described on EXHIBIT 7.1.

         VII.2 LIENS. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except Permitted Liens.

         VII.3 MERGER AND ACQUISITION. Consolidate with or merge with or into any Person, or acquire directly or indirectly all or substantially all of the capital stock, equity interests, membership interests or Property of any Person, or otherwise enter into any agreement for, or consummate any Acquisition, except that (i) Borrower may enter into agreements for, and may consummate, Acquisitions financed with the proceeds of an Advance and (ii) any Subsidiary of Borrower may merge with and into Borrower.

         VII.4 CONTINGENT LIABILITIES. Assume, guarantee, endorse, contingently agree to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person, except (i) liabilities arising from the endorsement of negotiable instruments for deposit or collection, (ii) the posting of bonds to secure performance to the extent necessary in connection with Borrower's or any of its Subsidiaries' Central Station Business and similar transactions in the ordinary course of business,
(iii) guaranties by Borrower of the obligations of any of its Subsidiaries under any Lease, (iv) Guarantors' Obligations and (v) the SAFE Attrition Guaranty.

         VII.5 DISTRIBUTIONS. Pay any dividends or make any distributions with respect to, or purchase or redeem all or any portion of its Equity Interests, except that any of Borrower's Subsidiaries may pay dividends or make distributions to Borrower.

         VII.6 CAPITAL EXPENDITURES. Make or incur any Capital Expenditures in any year set forth in EXHIBIT 7.6 if the aggregate amount of all Capital Expenditures made by Borrower and each of its Subsidiaries with respect to such year would exceed the amount set forth opposite such year.

         VII.7 PAYMENTS OF INDEBTEDNESS FOR BORROWED MONEY. Make any (i) voluntary or optional prepayment of any Indebtedness for Borrowed Money other than Borrower's Obligations, or (ii) any payments with respect to the SAFE Debt, except as permitted pursuant to the SAFE Subordination Agreement.

         VII.8 OBLIGATIONS AS LESSEE UNDER OPERATING LEASES. Enter into any arrangement as lessee of Property under any Operating Lease if the aggregate rentals for by Borrower and each of its Subsidiaries for all such Operating Leases during any year would exceed $750,000.

         VII.9 INVESTMENTS, LOANS. At any time purchase or otherwise acquire, hold or invest in the capital stock of, or any other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution or otherwise, in or with any Person, including, without limitation, any Affiliate, except (i) investments in direct obligations of, or instruments unconditionally guaranteed by, the United States of America or in certificates of deposit issued by a Qualified Depository, (ii) investments in commercial or finance paper which, at the time of investment, is rated either "A" or better by Moody's Investors Service, Inc., or Standard & Poor's Corporation, respectively, or at the equivalent rate by any of their respective successors, (iii) any interests in any money market account maintained, at the time of investment, with a Qualified Depository, the investments of which, at the time of investment, are restricted to the types specified in clause (i) above, (iv) the formation and capitalization by Borrower of any of its Subsidiaries in connection with any Acquisition permitted hereunder and (v) investments by Borrower in ERC, TSC, ACM and Guardian. All investments permitted pursuant to clauses (i), (ii) and (iii) of this Section 7.9 shall have a maturity not exceeding one year.

         VII.10 FUNDAMENTAL BUSINESS CHANGES. Materially change the nature of its business or engage in any business other than the Central Station Business or permit ACM or Guardian to incur any Indebtedness or own any material Property.

         VII.11 FACILITY SITES. Change the locations of its chief executive office, Central Station Businesses, offices or other Property used in the operation of Borrower's or any of its Subsidiaries's Central Station Business unless (i) Agent shall have received at least 30 days' prior notice thereof,
(ii) such Person shall have complied with all applicable laws, rules and regulations and shall have received all required consents and approvals from any Governmental Body, (iii) Agent shall have received satisfactory evidence that such change could not reasonably be expected to affect adversely the operations or business prospects of such Person and (iv) such Person shall have executed and delivered to Agent any documents Agent may reasonably require in order to maintain the validity and priority of the Security Interests.

         VII.12 SALE OR TRANSFER OF ASSETS. Sell, lease, assign or transfer or otherwise dispose of any Property (other than in the ordinary course of business) except for the sale or disposition of (i) Property which is not material to or necessary for the continued operation of its business and (ii) obsolete or unusable items of equipment which promptly are replaced with new items of equipment of like function and comparable value to the unusable items of equipment when the same were new or not obsolete or unusable, provided such replacement items of equipment shall become subject to the Security Interests.

         VII.13 AMENDMENT OF CERTAIN DOCUMENTS. Amend, modify or waive any term or provision of the (i) the articles of incorporation, by-laws or other constitutive documents of Borrower or any of its Subsidiaries, (ii) the SAFE Debt Instruments, (iii) the SAFE Attrition Guaranty or (iv) the SAFE Asset Purchase Agreement.

         VII.14 ACQUISITION OF ADDITIONAL PROPERTIES. Acquire any additional Property except (i) such Property as is necessary to or useful in the operation of Borrower's or any of its Subsidiaries' Central Station Business, provided such acquisitions shall be subject to the conditions and limitations set forth in this Loan Agreement and (ii) Acquisitions permitted under Section 7.3.

         VII.15 ISSUANCE OF EQUITY INTERESTS. Issue or sell, permit to be issued or sold, any additional Equity

Interests or any interests convertible into or exercisable for any such additional Equity Interests, other than (i) Equity Interests issued by any of Borrower's Subsidiaries to Borrower, (ii) common stock of Borrower issued upon conversion of Series A Convertible Preferred Stock of Borrower and (iii) other Equity Interests issued or sold by Borrower, provided the terms under which such Equity Interests are issued or sold do not and could not provide for any mandatory payments or dividends on such Equity Interests, mandatory distributions with respect to such Equity Interests or mandatory redemptions of such Equity Interests prior to the Maturity Date.

         VII.16 TRANSACTIONS WITH AFFILIATES. Sell, lease, assign, transfer or otherwise dispose of any Property to any Affiliate of Borrower or any of its Subsidiaries (other than Borrower or any of its Subsidiaries), lease Property, render or receive services or purchase assets from any such Affiliate, or otherwise enter into any contractual relationship with any such Affiliate.

         VII.17   COMPLIANCE WITH ERISA.

                  (a) Permit the occurrence of any Termination Event which would result in a liability to Borrower, any of its Subsidiaries or ERISA Affiliate in excess of $50,000;

                  (b) Permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities by more than $50,000;

                  (c) Permit any accumulated funding deficiency in excess of $50,000 (as defined in Section 302 of ERISA and Section 412 of the
         Code) with respect to any Pension Plan, whether or not waived;

                  (d) Fail to make any contribution or payment to any Multiemployer Plan which Borrower, any of its Subsidiaries or ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $50,000;

                  (e) Engage, or permit Borrower, any of its Subsidiaries or ERISA Affiliate to engage, in any "prohibited transaction" as such term is defined in Section 406 of ERISA or Section 4975 of the Code for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 Of the Code in excess of $50,000 is imposed;

                  (f) Permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to Borrower, any of its Subsidiaries or ERISA Affiliate or increase the obligation of such Person to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is material to such Person; or

                  (g) Fail, or permit Borrower, any of its Subsidiaries or ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with ERISA, the Code and all other applicable laws and regulations and interpretations thereof.

         VII.18 FACILITY CASH FLOW LEVERAGE RATIO. Permit the Facility Cash Flow Leverage Ratio as of any date set forth on EXHIBIT 7.18 to be greater than the amount set forth opposite such date in EXHIBIT 7.18. As used herein, the term "FACILITY CASH FLOW LEVERAGE RATIO" as of any date shall mean the ratio of (i) Total Debt as of such date to (ii) the product of (A) the Facility Cash Flow for the three month period then ending multiplied by (B) 4.

         VII.19 OPERATING CASH FLOW LEVERAGE RATIO. Permit the Operating Cash Flow Leverage Ratio as of the last day of any quarter set forth in EXHIBIT 7.19 to be greater than the amount set forth opposite such last day in EXHIBIT 7.19. As used herein, the term "OPERATING CASH FLOW LEVERAGE RATIO" as of the last day of any quarter shall mean the ratio of (i) Total Debt as of such last day to
(ii) for the quarter ending (A) December 31, 2001, the product of the Operating Cash Flow of Borrower and its Subsidiaries for such quarter multiplied by 4, (B) March 31, 2002, the product of the Operating Cash Flow of Borrower and its Subsidiaries for the six months then ended multiplied by 2, (C) June 30, 2002, the product of the Operating Cash Flow of Borrower and its Subsidiaries for the nine months then ended multiplied by 1.33 and (D) September 30, 2002 and the last day of each quarter thereafter, the Operating Cash Flow of Borrower and its Subsidiaries for the twelve months then ended.

         VII.20 RATIO OF TOTAL DEBT TO RMR. Permit the ratio of Total Debt as of the last day of any quarter set forth in EXHIBIT 7.20 to RMR as of such last day to be greater than the amount set forth opposite such quarter in EXHIBIT 7.20.

         VII.21 FIXED CHARGE COVERAGE RATIO. Permit the Fixed Charge Coverage Ratio as of the last day of any quarter to be less than 1.05. As used herein, the term:

                "FIXED CHARGE COVERAGE RATIO" as of the last day of any quarter shall mean a fraction (i) the numerator of which is the sum of
         (A) the Operating Cash Flow of Borrower and its Subsidiaries for the Test Period then ended plus (B) income taxes of Borrower and its Subsidiaries which are paid during such Test Period and (ii) the denominator of which is the sum of (A) Senior Debt Service for such Test Period plus (B) Capital Expenditures for such Test Period (other than any such Capital Expenditures made with the proceeds of Permitted Senior Indebtedness) plus (C) income taxes of Borrower and its Subsidiaries which are paid during such Test Period.

                "TEST PERIOD" shall mean (i) the quarter ending December 31, 1999, (ii) the six month period ending March 31, 2000, (iii) the nine month period ending June 30, 2000 and (iv) the twelve month period ending September 30, 2000 and the last day of each quarter thereafter.

         VII.22 SENIOR INTEREST COVERAGE RATIO. Permit the Senior Interest Coverage Ratio as of the last day of any quarter set forth in EXHIBIT 7.22 to be less than the amount set forth opposite such






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

quarter in EXHIBIT 7.22. As used herein, the term "SENIOR INTEREST COVERAGE RATIO" as of the last day of any quarter shall mean a fraction (i) the numerator of which is the Operating Cash Flow of Borrower and its Subsidiaries for such quarter and (ii) the denominator of which is the aggregate amount of all interest paid or accrued on the Principal Balance for such quarter.


                                  ARTICLE VIII

                              DEFAULT AND REMEDIES

         VIII.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under the Loan Instruments:

                VIII.1.1 DEFAULT IN PAYMENT. If Borrower or any of its Subsidiaries shall fail to pay all or any portion of Borrower's Obligations when the same become due and payable.

                VIII.1.2 BREACH OF COVENANTS.

                     (a) If Borrower or any of its Subsidiaries shall fail to
                observe or perform any covenant or agreement made by it contained in Section 6.1, 6.2, 6.6, 6.9, or in Article VII;

                     (b) If Borrower or any of its Subsidiaries shall fail to
                observe or perform any covenant or agreement (other than those referred to in subparagraph (a) above or specifically addressed elsewhere in this Section 8.1) made by such Person in any of the Loan Instruments to which such Person is a party, and such failure shall continue for a period of 30 days after notice of such failure is given by Agent, provided that, if such failure is in connection with subsection 6.5, such Person shall have an additional 30 days to cure such failure, if such Person (i) is diligently pursuing a cure for such failure and (ii) provides Agent with evidence to that effect in form and substance reasonably satisfactory to Agent.

                VIII.1.3 BREACH OF WARRANTY. If any representation or warranty made by or on behalf of Borrower or any of its Subsidiaries in or pursuant to any of the Loan Instruments or in any instrument or document furnished in compliance with the Loan Instruments shall prove to be false or misleading in any material respect on the date as of which made.

                VIII.1.4 DEFAULT UNDER OTHER INDEBTEDNESS FOR BORROWED MONEY. If
         (i) Borrower or any of its Subsidiaries at any time shall be in default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any Indebtedness for Borrowed Money (other than Borrower's Obligations) beyond the grace period, if any, applicable thereto and the aggregate amount of such payments then in default beyond such grace period shall exceed $25,000 or (ii) any default shall occur in respect of any issue of Indebtedness for Borrowed Money of Borrower or any of its Subsidiaries (other than Borrower's Obligations) outstanding in a principal amount of at least $50,000, or in respect of any agreement or instrument relating to any such issue of Indebtedness for Borrowed Money, and such default shall continue beyond the grace period, if any, applicable thereto.

                VIII.1.5 BANKRUPTCY.

                     (a) If Borrower or any of its Subsidiaries shall (i)
                generally not be paying its debts as they become due, (ii) file, or consent, by answer or otherwise, to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for such Person, or for any substantial part of the Property of such Person or (v) be adjudicated insolvent.

                     (b) If any Governmental Body of competent jurisdiction
                shall enter an order appointing, without consent of such Person, a custodian, receiver, trustee or other officer with similar powers with respect to such Person, or with respect to any substantial part of the Property belonging to any such Person, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Borrower or any of its Subsidiaries or if any petition for any such relief shall be filed against Borrower or any of its Subsidiaries and such petition shall not be dismissed or stayed within 60 days.

                VIII.1.6 JUDGMENTS. If there shall exist a final judgment or award against Borrower or any of its Subsidiaries which shall have been outstanding for a period of 30 days or more from the date of the entry thereof and shall not have been discharged or paid in full or stayed pending appeal, if the aggregate amount of all such judgments and awards exceeds $50,000.

                VIII.1.7 IMPAIRMENT OF LICENSES; OTHER AGREEMENTS. If (i) any Governmental Body shall revoke, terminate, suspend or adversely modify any UL Certification or Alarm License of Borrower or any of its Subsidiaries, the non-continuation of which could reasonably be expected to have a Material Adverse Effect, or (ii) there shall exist any violation or default in the performance of, or a material failure to comply with any agreement, or condition or term of any UL Certification or Alarm License, which violation, default or failure could reasonably be expected to have a Material Adverse Effect, or any such UL Certification or Alarm Licenses shall cease to be in full force and effect and such cessation could reasonably be expected to have a Material Adverse Effect, (iii) any agreement which is necessary to the operation of Borrower or any of its Subsidiaries's Central Station Business shall be revoked or terminated and not replaced by a substitute acceptable to Lenders within 30 days after the date of such revocation or termination, and such revocation or termination and non-replacement could reasonably be expected to have a Material Adverse Effect.

                VIII.1.8 COLLATERAL. If any material portion of the Collateral shall be seized or taken by a Governmental Body or Person, or Borrower and its Subsidiaries shall fail to maintain or cause to be maintained the Security Interests and priority of the Loan Instruments as against any Person, or the title and rights of Borrower or any of its Subsidiaries to any material portion of the Collateral shall have become the subject matter of litigation which could reasonably be expected to result in impairment or loss of the security provided by the Loan Instruments.

                VIII.1.9 INTERRUPTION OF OPERATIONS. If the operations of any portion of Borrower's or any of its Subsidiaries' Central Station Business is interrupted at any time for more than 48 hours during any period of 10 consecutive days and such interruption could reasonably be expected to have a Material Adverse Effect, unless such Person shall be entitled to receive during such period of interruption proceeds of business interruption insurance sufficient to assure that the per diem Operating Cash Flow of Borrower and its Subsidiaries derived from the operation of such portion of such Person's Central Station Business during such period is at least equal to such per diem Operating Cash Flow for the month preceding the initial date of interruption.

                VIII.1.10 PLANS. If an event or condition specified in subsection 6.3.11 hereof shall occur or exist with respect to any Pension Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower and its Subsidiaries or any member of a Controlled Group shall incur, or in the opinion of Lender be reasonably likely to incur, a liability to a Pension Plan or Multiemployer Plan or the PBGC (or any of them) which, in the reasonable judgment of Lender, would have a Material Adverse Effect.

                VIII.1.11 CHANGE IN CONTROL. If at any time (i) TJS Partners ceases to own at least 25% of the Equity Interests of Borrower, (ii) Thomas J. Salvatore or an entity controlled by Thomas J. Salvatore, ceases to be a general partner of and hold, directly or indirectly, a controlling general partnership interest in TJS Partners or (iii) Borrower ceases to own and control all of the Equity Interests of each of its Subsidiaries.

                VIII.1.12 CHANGE IN MANAGEMENT. If at any time (i) James S. Brannen, or any successor to him reasonably acceptable to the Required Lenders, ceases to be the President and Chief Executive Officer of Borrower, (ii) Ronald Carr, or any successor to him reasonably acceptable to the Required Lenders, ceases to manage the day-to-day operation of Borrower's and each of its Subsidiaries' Central Station Business or (iii) Ronald Davis, or any successor to him reasonably acceptable to the Required Lenders, ceases to be the Chairman of Borrower.

         VIII.2 ACCELERATION OF BORROWER'S OBLIGATIONS.  Upon the occurrence of:

                (A) any Event of Default described in clauses (ii), (iii), (iv) and (v) of subsection 8.1.5(a) or in 8.1.5(b), all of Borrower's Obligations at that time outstanding automatically shall mature and become due, and

                (B) any other Event of Default, Lenders, at any time (unless such Event of Default shall have been waived in writing or remedied), at their option, without further notice or demand, may declare all of Borrower's Obligations due and payable, whereupon Borrower's Obligations immediately shall mature and become due and payable, all without presentment, demand, protest or notice (other than the declaration referred to in clause (b) above), all of which hereby are waived.

         VIII.3 REMEDIES ON DEFAULT. If Borrower's Obligations have been accelerated pursuant to Section 8.2, Lenders, at their option, may:


                VIII.3.1 ENFORCEMENT OF SECURITY INTERESTS. Enforce their rights and remedies under the Loan Instruments in accordance with their respective terms.

                VIII.3.2 OTHER REMEDIES. Enforce any of the rights or remedies accorded to Lenders and/or Agent at equity or law, by virtue of statute or otherwise, including, without limitation, the right and power to (i) take possession of all or any part of the Collateral, exclude Borrower and its Subsidiaries wholly or partly therefrom and thereafter hold, store and/or use, operate, manage and control the Collateral, (ii) upon such taking of possession, from time to time, at the expense of Borrower, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as Lenders may deem proper,
         (iii) carry on the Central Station Businesses of Borrower and its Subsidiaries and exercise all rights and powers of Borrower and its Subsidiaries with respect thereto as Lenders shall deem best, including the right to enter into agreements with respect to the operation of the Collateral or any part thereof as Lenders may see fit, (iv) collect and receive all rents, issues, profits, fees, revenues and other income of the Collateral and every part thereof (and the reasonable costs and expenses of such collection, including, without limitation, reasonable attorneys' fees, shall be paid by Borrower to Agent upon demand and shall be deemed to be a part of Borrower's Obligations) and (v) apply for and have a receiver appointed by a court of competent jurisdiction as provided in the following sentence. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND WITHOUT DEROGATING FROM ANY RIGHT, REMEDY OR OTHER PROVISION CONTAINED IN THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN INSTRUMENTS, AT ANY TIME FROM AND AFTER 30 DAYS AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER SUBSECTION 8.1.1 AND THE ACCELERATION OF BORROWER'S OBLIGATIONS PURSUANT TO SECTION 8.2, LENDERS AND/OR AGENT SHALL HAVE THE RIGHT TO APPLY FOR AND HAVE A RECEIVER APPOINTED BY A COURT OF COMPETENT JURISDICTION IN ANY ACTION TAKEN BY AGENT AND/OR LENDERS TO ENFORCE THE RIGHTS ACCORDED TO THEM HEREUNDER AND THEREUNDER IN ORDER TO MANAGE, PROTECT AND PRESERVE THE COLLATERAL AND CONTINUE THE OPERATION OF THE CENTRAL STATION BUSINESS OF BORROWER AND ITS SUBSIDIARIES, OR TO SELL OR DISPOSE OF THE COLLATERAL, AND TO COLLECT ALL REVENUES AND PROFITS THEREOF AND APPLY THE SAME AS SET

         FORTH IN SECTION 8.4. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY CONSENTS TO AND WAIVES ANY RIGHT TO OBJECT TO OR OTHERWISE CONTEST THE APPOINTMENT OF A RECEIVER AS PROVIDED ABOVE. BORROWER (I) GRANTS SUCH WAIVER AND CONSENT KNOWINGLY AFTER HAVING DISCUSSED THE IMPLICATIONS THEREOF WITH COUNSEL, (II) ACKNOWLEDGES THAT (A) THE UNCONTESTED RIGHT TO HAVE A RECEIVER APPOINTED FOR THE FOREGOING PURPOSES IS CONSIDERED ESSENTIAL BY LENDERS IN CONNECTION WITH THE ENFORCEMENT OF THEIR RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN INSTRUMENTS AND (B) THE AVAILABILITY OF SUCH APPOINTMENT AS A REMEDY UNDER THE FOREGOING CIRCUMSTANCES WAS A MATERIAL FACTOR IN INDUCING LENDERS TO MAKE THE LOAN TO BORROWER AND
         (III) TO THE EXTENT NO PROHIBITED BY APPLICABLE LAW, AGREES TO ENTER INTO ANY AND ALL STIPULATIONS IN ANY LEGAL ACTIONS, OR AGREEMENTS OR OTHER INSTRUMENTS IN CONNECTION WITH THE FOREGOING, AND TO COOPERATE FULLY WITH AGENT AND LENDERS IN CONNECTION WITH THE ASSUMPTION AND EXERCISE OF CONTROL BY THE RECEIVER OVER ALL OR ANY PORTION OF THE COLLATERAL.

         VIII.4 APPLICATION OF FUNDS. Any funds received by Lenders or Agent pursuant to the exercise of any rights accorded to Lenders and/or Agent pursuant to, or by the operation of any of the terms of, any of the Loan Instruments, including, without limitation, insurance proceeds, condemnation proceeds or proceeds from the sale of Collateral, shall be applied to Borrower's Obligations in the following order of priority:

                VIII.4.1 EXPENSES. First, to the payment of (i) all reasonable fees and expenses actually incurred, including, without limitation, court costs, fees of appraisers, title charges, costs of maintaining and preserving the Collateral, costs of sale, and all other costs incurred by Lenders and Agent in exercising any rights accorded to such Persons pursuant to the Loan Instruments or by applicable law, including, without limitation, reasonable attorneys' fees, and (ii) all Liens (excluding Permitted Liens other than the Security Interests) superior to the Liens of Agent except such superior Liens subject to which any sale of the Collateral may have been made.

                VIII.4.2 BORROWER'S OBLIGATIONS. Next, to the payment of the remaining portion of Borrower's Obligations in such order as Lenders may determine.

                VIII.4.3 SURPLUS. Any surplus, to the Person or Persons entitled thereto.

         VIII.5 PERFORMANCE OF BORROWER'S OBLIGATIONS. If Borrower or any of its Subsidiaries fails to (i) maintain in force and pay for any insurance policy or bond which such Person is required to provide pursuant to any of the Loan Instruments, (ii) keep the Collateral free from all Liens except for Permitted Liens, (iii) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as otherwise permitted pursuant to the terms hereof, (iv) make all payments and perform all acts on the part of such Person to be paid or performed in the manner required by the terms hereof and by the terms of the other Loan Instruments with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral, (v) keep fully and perform promptly any other of the obligations of such Person hereunder or under any of the other Loan Instruments, and (vi) keep fully and perform promptly the obligations of such Person with respect to any issue of Indebtedness for Borrowed Money secured by a Permitted Prior Lien, then Agent or Lenders may (but shall not be required to) procure and pay for such insurance policy or bond, place such Collateral in good repair and operating condition, pay, contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of such Person. Borrower shall reimburse Agent and Lenders immediately upon demand for all reasonable sums paid or advanced on behalf of Borrower for any such purpose, together with reasonable and/or necessary costs and expenses (including reasonable attorneys' fees) paid or incurred by Agent and Lenders in connection therewith and interest on all sums advanced from the date of advancement until repaid to Agent and Lenders at the Default Rate. All such sums advanced by Agent and Lenders, with interest thereon, immediately upon advancement thereof, shall be deemed to be part of Borrower's Obligations.


                                   ARTICLE IX

                 ADDITIONAL LENDERS AND PARTICIPANTS; THE AGENT

         IX.1   ASSIGNMENT TO OTHER LENDERS.

                IX.1.1 ASSIGNMENT. FINOVA and State Street may make one or more Loan Assignments and each Assignee, with the prior written consent of Agent (which may be given or denied in the sole discretion of Agent), may make a Loan Assignment of the rights and obligations which were assigned to such Assignee, provided, however, that (i) each Loan Assignment shall not be less than $5,000,000 and shall be in integral multiples of $1,000,000 in excess thereof, (ii) the parties to each such Loan Assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with any Note or Notes subject to such assignment and (iii) the Assignee shall pay to Agent an assignment fee of $3,500. Notwithstanding anything to the contrary contained herein, any Lender may at any time pledge all or any portion of its interests and rights under the Loan Instruments (including all or any portion of any Notes payable to the order of such Lender) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release any Lender from its obligations hereunder or under any other Loan Instrument.

                IX.1.2 EFFECT OF LOAN ASSIGNMENT. Upon the execution, delivery, acceptance and recording of an Assignment and Acceptance (i) the Assignee thereunder shall be a party to this Loan Agreement and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Loan Agreement.

                IX.1.3 REGISTER. Agent shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names, addresses, and interests of the Lenders in Borrower's Obligations (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                IX.1.4 SUBSTITUTION OF NOTES. Simultaneously with the delivery by Agent to Borrower of any Note which is the subject of a Loan Assignment which is marked "canceled," Borrower shall execute and deliver to Agent for delivery to (i) the applicable Assignee, a Note payable to the order of such Assignee in an amount equal to the amount assigned to such Assignee, and (ii) the assigning Lender, a Note payable to the order of such Lender in an amount equal to the amount retained by such Lender, each such Note to be substantially in the form of the canceled Note.

                IX.1.5 INSPECTIONS. Any Inspection which any Lender shall desire to undertake, and all communications between any Lender and Borrower or any of its Subsidiaries, shall be coordinated by such Lender through Agent, and Agent shall accompany each Lender on any Inspection which such Lender desires to undertake.

         IX.2 PARTICIPATIONS. Subject to the restrictions set forth in subsection 9.1.1, each Lender shall have the right to sell Participations. In the event of the sale of a Participation, the obligations of the Lender selling such a Participation shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any Note which previously has been delivered to Lender pursuant to the terms of this Loan Agreement, and Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Loan Agreement. Notwithstanding the sale of any Participation, all amounts payable by Borrower pursuant to the terms of the Loan Instruments shall be determined as if no such Participation had been sold. No Participant shall be entitled to require a Lender to take or omit to take any action pursuant to the Loan Instruments except as provided in the Participation Agreement executed by and between the Participant and such Lender.

         IX.3 SET OFF AND SHARING OF PAYMENTS. Upon the occurrence of any Event of Default, regardless of the value of the Collateral or any other security for the repayment of Borrower's Obligations, and in addition to and not in limitation of the rights of offset that any Lender may have under applicable law, and whether or not any Lender has made any demand or Borrower's Obligations have matured, each Lender shall have the right, at any time or from time to time after the occurrence of such Event of Default, without notice to Borrower or to any other Person, to set off and to appropriate and apply to the payment of Borrower's Obligations any and all deposits, balances and other obligations held by such Lender for the account of Borrower or any of its Subsidiaries, and any other Property at any time held or owing by such Lender to or for the credit or for the account of Borrower or any of its Subsidiaries. Each Lender exercising such rights shall notify the Agent thereof and any amount received as a result of the exercise of such rights shall be shared by Lenders in accordance with their Pro Rata Shares. Borrower agrees that (i) each Lender may exercise its right to set off with respect to amounts in excess of such Lender's share of Borrower's Obligations and may sell Participations in such excess to other Lenders and (ii) any Lender so purchasing a Participation in the Loan made or other of Borrower's Obligations held by other Lenders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such Participation as fully as if such Lender were a direct holder of the Loan and other of Borrower's Obligations in the amount of such Participation.

         IX.4 APPOINTMENT OF AGENT. Each Lender hereby irrevocably appoints and authorizes FINOVA to act as Agent for such Lender under this Loan Agreement and to execute and deliver or accept the other Loan Instruments on behalf of such Lender. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Loan Agreement and the other Loan Instruments and any other instruments and agreements referred to herein and therein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms of this Loan Agreement, together with such powers as are reasonably incidental thereto. FINOVA agrees to act as the Agent on behalf of the Lenders to the extent provided in this Loan Agreement.

         IX.5 DELEGATION OF DUTIES. The Agent may perform any of its duties hereunder by or through agents or employees and shall be entitled to engage and pay a reasonable fee for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

         IX.6 NATURE OF DUTIES; INDEPENDENT CREDIT INVESTIGATION. Agent shall have no duties or responsibilities except those expressly set forth in this Loan Agreement and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or otherwise exist. The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Loan Agreement a fiduciary or trust relationship in respect of any Lender, and nothing in this Loan Agreement express or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Loan Agreement except as expressly set forth herein. Each Lender expressly acknowledges that (i) Agent has not made any representations or warranties to it and that no act by Agent hereafter taken, including any review of the affairs of any of the Persons party to any Loan Instrument shall be deemed to constitute any representation or warranty by Agent to any Lender and (ii) it has made and will continue to make, without reliance upon Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Persons party to any Loan Instrument and the condition and value of the Collateral in connection with this Loan Agreement and the making of the Loan.

         IX.7 INSTRUCTIONS FROM LENDERS. Agent shall have the right to request instructions from the Lenders by notice to each of the Lenders. If Agent shall request instructions from the Lenders with respect to any act or action (including the failure to act) in connection with this Loan

Agreement, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Lenders or the Required Lenders, as applicable, and Agent shall not incur liability to any Person by reason of so refraining. No Lender shall have any right of action against Agent as a result of Agent acting or refraining from acting in accordance with the instructions of the Lenders or the Required Lenders, as applicable.

         IX.8 EXCULPATORY PROVISIONS. Neither Agent nor any of its respective directors, officers, employees, agents, attorneys or Affiliates shall (i) be liable to any Lender for any action taken or omitted to be taken by it or them pursuant to any Loan Instruments unless caused by it or its respective directors, officers, employees, agents, attorneys or Affiliates own gross negligence or willful misconduct, (ii) be responsible in any manner to any Lender for the effectiveness, enforceability, genuineness, validity or due execution of this Loan Agreement or any other Loan Instruments or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Loan Agreement or any other Loan Instruments, or (iii) be under any obligation to any Lender to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Persons party to any Loan Instrument, the financial condition of such Persons, or the existence or possible existence of any Event of Default or Incipient Default.

         IX.9 REIMBURSEMENT AND INDEMNIFICATION BY LENDERS OF AGENT. Each Lender agrees to reimburse and indemnify Agent (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so) in proportion to its Pro Rata Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in its respective capacities as such, in any way relating to or arising out of this Loan Agreement or any other Loan Instruments or any action taken or omitted by Agent hereunder or thereunder, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's own gross negligence or willful misconduct.

         IX.10 RELIANCE BY AGENT. Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, statement, order or other document or conversation by telephone or otherwise reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by Agent, as the case may be. Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense (other than a liability or expense relating to gross negligence or willful misconduct) which may be incurred by it by reason of taking or continuing to take any such action.

         IX.11 NOTICE OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Incipient Default or Event of Default unless Agent has received written notice from a Lender or Borrower referring to this Loan Agreement, describing such Incipient Default or Event of Default and stating that such notice is a "notice of default."

         IX.12 RELEASE OF COLLATERAL. Lenders hereby authorize Agent to release any Lien granted to Agent upon any Collateral upon (i) the payment and satisfaction of all of Borrower's Obligations or (ii) the request of Borrower if such release is required pursuant to the terms of any of the Loan Instruments.

         IX.13 LENDERS IN THEIR INDIVIDUAL CAPACITIES. With respect to the portions of the Loan made by it, Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not Agent, and the term "Lenders" shall, unless the context otherwise indicates, include Agent in its individual capacity. Agent and its Affiliates and each of the Lenders and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, Borrower, any of Borrower's Subsidiaries and their Affiliates as though such Lender were not a Lender hereunder.

         IX.14 HOLDERS OF NOTES. Agent may deem and treat any payee of any Note as the owner hereof for all purposes unless and until Agent receives an Assignment and Acceptance with respect thereto. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         IX.15 SUCCESSOR AGENT. Agent may resign at any time by giving not less than 30 days' prior written notice to Borrower and the other Lenders. The Lenders shall have the right to appoint a successor Agent. If a successor Agent is not appointed within 30 days following Agent's notice of its resignation or its removal, Agent shall appoint a successor agent who shall serve as Agent until such time as the Lenders appoint a successor Agent. Upon its appointment, such successor Agent shall succeed to the rights, powers and duties of Agent and the term "Agent" shall mean such successor effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent, the provisions of this Article IX shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was Agent.

         IX.16 DELIVERY OF INFORMATION. Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, reports, notices, communications or other information received by Agent from Borrower or any other Person under or in connection with any Loan Instruments except (i) as specifically provided in the Loan Instruments or (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of Agent at the time of receipt of such request and then only in accordance with such specific request.

         IX.17 BENEFICIARIES. Except as expressly provided in this Loan Agreement, the provisions of this Article IX are solely for the benefit of Agent and Lenders, and Borrower shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Loan Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower.


                                    ARTICLE X

                                     CLOSING

         The Closing Date shall be such date as the parties shall determine, and the Closing shall take place on such date, provided all conditions for the Closing as set forth in this Loan Agreement have been satisfied or otherwise waived by Lenders. The Closing shall take place at the office of Altheimer & Gray, 10 South Wacker Drive, Chicago, Illinois, or such other place as the parties hereto shall agree. Unless the Closing occurs on or before September 30, 1999, this Loan Agreement shall terminate and be of no further force or effect and, except for any obligation of Borrower to Lenders pursuant to Article XI, none of the parties hereto shall have any further obligation to any other party.


                                   ARTICLE XI

                             EXPENSES AND INDEMNITY

         XI.1 ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Whether or not any of the transactions contemplated by this Loan Agreement shall be consummated, Borrower agrees to pay to Lenders on demand all reasonable expenses incurred by Lenders in connection with the transactions contemplated hereby (including, without limitation, any appraisal fees, environmental audit fees and title and recording charges) and in connection with any amendments, modifications or waivers (whether or not the same become effective) under or in respect of any of the Loan Instruments, including, without limitation:

                XI.1.1 FEES AND EXPENSES FOR PREPARATION OF LOAN INSTRUMENTS. All reasonable expenses, disbursements and reasonable attorneys' fees, actually incurred (including, without limitation, charges for required mortgagee's title insurance, lien searches, reproduction of documents, long distance telephone calls and overnight express carriers) of special counsel and other counsel retained by Lenders in connection with the preparation and negotiation of the Loan Instruments or any amendments, modifications or waivers hereto or thereto.

                XI.1.2 FEES AND EXPENSES IN ENFORCEMENT OF RIGHTS OR DEFENSE OF LOAN INSTRUMENTS. Any reasonable expenses or other costs, including reasonable attorneys' fees and expert witness fees, actually incurred by Agent or Lenders in connection with the administration and monitoring of the Commitments or the enforcement or collection (except to the extent Borrower is the prevailing party in any such enforcement or collection proceeding) against Borrower or any of its Subsidiaries of any provision of any of the Loan Instruments, and in connection with or arising out of any litigation, investigation or proceeding instituted by any Governmental Body or any other Person with respect to any of the Loan Instruments, whether or not suit is instituted, including, but not limited to, such costs or expenses arising from the enforcement or collection against Borrower or any of its Subsidiaries of any provision of any of the Loan Instruments in any state or federal bankruptcy or reorganization proceeding.

         XI.2 INDEMNITY. Borrower agrees to indemnify and save Agent and Lenders harmless of and from the following:

                XI.2.1 BROKERAGE FEES. The fees, if any, of brokers and finders engaged by Borrower.

                XI.2.2 GENERAL. Any loss, cost, liability, damage or expense (including reasonable attorneys' fees and expenses) incurred by Agent or Lenders in investigating, preparing for, defending against, providing evidence, producing documents or taking other action in respect of any commenced or threatened litigation, administrative proceeding, suit instituted by any Person or investigation under any law, including any federal securities law, the Bankruptcy Code, any relevant state corporate statute or any other securities law, bankruptcy law or law affecting creditors generally of any jurisdiction, or any regulation pertaining to any of the foregoing, or at common law or otherwise, relating to the transactions contemplated by or referred to in, or any other matter related to, the Loan Instruments, whether or not Agent or any Lender is a party to such litigation, proceeding or suit, or is subject to such investigation.

                XI.2.3 OPERATION OF COLLATERAL; JOINT VENTURERS. Any loss, cost, liability, damage or expense (including reasonable attorneys' fees and expenses) incurred in connection with the ownership, operation or maintenance of the Collateral, the construction of Agent or any Lender and Borrower as having the relationship of joint venturers or partners or the determination that Agent or any Lender has acted as agent for Borrower.

                XI.2.4 ENVIRONMENTAL INDEMNITY. Any and all claims, losses, damages, out of pocket response costs, clean-up costs and expenses suffered and/or incurred at any time by Agent or any Lender arising out of or in any way relating to the existence at any time of any Hazardous Materials in, on, under, at, transported to or from, or used in the construction and/or renovation of, any of the Leasehold Property, any parcel of real estate acquired in connection with an Acquisition, or otherwise with respect to any Environmental Law, and/or the failure of Borrower to perform its obligations and covenants hereunder with respect to environmental matters, including, but not limited to: (i) claims of any Persons for damages, penalties, response costs, clean-up costs, injunctive or other relief, (ii) costs of removal and restoration, including fees of attorneys and experts, and costs of reporting the existence of Hazardous Materials to any Governmental Body, and (iii) any expenses or obligations, including reasonable attorneys' fees and expert witness fees, incurred at, before and after any trial or other proceeding before any Governmental Body or appeal therefrom whether or not taxable as costs, including, without limitation, witness fees, deposition costs, copying and telephone charges and other expenses, all of which shall be paid by Borrower to Agent or such Lender when incurred by Agent or such Lender, except where such costs were directly caused by the gross negligence or willful misconduct of FINOVA, any Lender, or by any agent, or third party acting on behalf of and at the direction of FINOVA or any Lender.


                                   ARTICLE XII

                                  MISCELLANEOUS

         XII.1 NOTICES. All notices and communications under this Loan Agreement shall be in writing and shall be (i) delivered in person, (ii) sent by facsimile, or (iii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express carrier, addressed in each case as follows:

         To Borrower:   Security Associates International, Inc.
                        2101 Arlington Heights Road
                        Arlington Heights, Illinois  60005-4142
                        Attention:      James S. Brannen, President
                                        Howard Schickler, Esq., General Counsel
                        Facsimile No.:  847/956-9360

         To Agent or
         FINOVA:        FINOVA Capital Corporation
                        311 South Wacker  Drive, Suite 4400
                        Chicago, Illinois 60606
                        Attention:      David J. Alexander
                        Facsimile No.:  312/322-3530

         Copy to:       FINOVA Capital Corporation
                        1850 N. Central Avenue
                        Phoenix, Arizona 85004
                        Attention:      Vice President, Law
                        Facsimile No.:  602/207-5036

         Copy to:       Altheimer & Gray
                        10 South Wacker Drive
                        Chicago, Illinois 60606
                        Attention:      Michael L. Owen, Esq.
                        Facsimile No.:  312/715-4000

        To State Street:  State Street Bank and Trust Company
                          225 Franklin Street, 2nd Floor
                          Boston, Massachusetts 02110
                          Attention:      Gregory Spurr, III
                          Facsimile No.:  617/664-3708

         Copy to:         Choate, Hall & Stewart
                          28 State Street
                          Boston, Massachusetts 02109
                          Attention:      Peter M. Pallantino, P.C.
                          Facsimile No.:  617/248-4000

or to any other address or facsimile number, as to any of the parties hereto, as such party shall designate in a notice to the other parties hereto. All notices sent pursuant to the terms of this Section 12.1 shall be deemed received (i) if personally delivered, then on the Business Day of delivery, (ii) if sent by facsimile before 2:00 p.m. Phoenix time, on the day sent if a Business Day or if such day is not a Business Day or if sent after 2:00 p.m. Phoenix time, then on the next Business Day, (iii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iv) if sent by registered or certified mail, on the earlier of the fifth Business Day following the day sent or when actually received. Any notice by facsimile shall be followed by delivery on the next Business Day by overnight, express carrier or by hand.

         XII.2 SURVIVAL OF LOAN AGREEMENT; INDEMNITIES. All covenants, agreements, representations and warranties made in this Loan Agreement and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lenders of the Notes and of all other Loan Instruments, and shall continue in full force and effect so long as any of Borrower's Obligations remain outstanding, unperformed or unpaid. Notwithstanding the repayment of all amounts due under the Loan Instruments, the cancellation of the Notes and the release and/or cancellation of any and all of the Loan Instruments or the foreclosure of any Liens on the Collateral, the obligations of Borrower to indemnify Agent and Lenders with respect to the expenses, damages, losses, costs and liabilities described in Section 11.2 shall survive until all applicable statute of limitations periods with respect to actions which may be brought against Agent or any Lender have run.

         XII.3 FURTHER ASSURANCE. From time to time, Borrower shall execute and deliver to Agent and Lenders such additional documents as Lenders reasonably may require to carry out the purposes of the Loan Instruments and to protect Lenders' rights thereunder, including, without limitation, using its best efforts in the event any Collateral is to be sold to secure the approval by any Governmental Body of any application required by such Governmental Body in connection with such sale, and not take any action inconsistent with such sale or the purposes of the Loan Instruments.

         XII.4 TAXES AND FEES. Should any tax (other than taxes based upon the net income of any Lender), recording or filing fees become payable in respect of any of the Loan Instruments, or any amendment, modification or supplement thereof, Borrower agrees to pay the same on demand, together with any interest or penalties thereon attributable to any delay by Borrower in meeting any Lender's demand, and agree to hold Lenders harmless with respect thereto.

         XII.5 SEVERABILITY. In the event that any provision of this Loan Agreement is deemed to be invalid by reason of the operation of any law, this Loan Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

         XII.6 WAIVER. No delay on the part of Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude other or further exercise thereof, or be deemed to establish a custom or course of dealing or performance between the parties hereto, or preclude the exercise of any other right, power or privilege.

         XII.7 MODIFICATION OF LOAN INSTRUMENTS; AMENDMENTS. No modification or waiver of any provision of any of the Loan Instruments shall be effective unless in writing and signed by the Required Lenders or the Agent on their behalf, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given, except that (i) the written consent of all Lenders is required to (A) increase the Commitment, (B) reduce the principal of or interest on any Note, (C) postpone any date fixed for payment of any principal of or interest on any Note or any fee due hereunder, (D) amend or waive Section 12.6, Section 12.7, Section 12.9 or the definition of "Required Lenders," (E) release any Guarantor from its obligations under the Guaranty or
(F) release any Liens upon the Collateral except as expressly provided in this Loan Agreement and (ii) the written consent of Agent is required for any amendments of Article IX. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

         XII.8 CAPTIONS. The headings in this Loan Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         XII.9 SUCCESSORS AND ASSIGNS. This Loan Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         XII.10 REMEDIES CUMULATIVE. All rights and remedies of Agent and Lenders pursuant to this Loan Agreement, any other Loan Instruments or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently. Neither Agent nor any Lender shall be required to prosecute collection, enforcement or other remedies against Borrower before proceeding against any of its Subsidiaries or to enforce or resort to any security, liens, collateral or other rights of Agent or Lenders. One or more successive actions may be brought against Borrower and/or any of its Subsidiaries, either in the same action or in separate actions, as often as Lenders deem advisable, until all of Borrower's Obligations are paid and performed in full.

         XII.11 ENTIRE AGREEMENT; CONFLICT. This Loan Agreement and the other Loan Instruments executed pursuant hereto constitute the entire agreement among the parties hereto with respect to the transactions contemplated hereby or thereby and supersede any prior agreements, whether written or oral, relating to the subject matter hereof. In the event of a conflict between the terms and conditions set forth herein and the terms and conditions set forth in any other Loan Instrument, the terms and conditions set forth herein shall govern.

         XII.12 APPLICABLE LAW. THE LOAN INSTRUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ARIZONA. FOR PURPOSES OF THIS SECTION 12.12, THE LOAN INSTRUMENTS SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ARIZONA.

         XII.13 JURISDICTION AND VENUE. BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THE LOAN INSTRUMENTS SHALL BE LITIGATED IN THE SUPERIOR COURT OF MARICOPA COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF AGENT OR ANY LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH AGENT OR SUCH LENDER SHALL INITIATE OR TO WHICH AGENT OR SUCH LENDER SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY AGENT OR ANY LENDER IN OR REMOVED BY AGENT OR ANY LENDER TO ANY OF SUCH COURTS, AND HEREBY AGREES THAT PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN MAY BE SERVED IN THE MANNER PROVIDED FOR NOTICES HEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO SECTION 12.1. BORROWER WAIVES ANY CLAIM THAT MARICOPA COUNTY, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. TO THE EXTENT PROVIDED BY LAW, SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION 12.13 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY AGENT OR ANY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

         XII.14 WAIVER OF RIGHT TO JURY TRIAL. AGENT, LENDERS AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE LOAN INSTRUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         XII.15 TIME OF ESSENCE. TIME IS OF THE ESSENCE FOR THE PERFORMANCE BY BORROWER OF THE OBLIGATIONS SET FORTH IN THIS LOAN AGREEMENT AND THE OTHER LOAN INSTRUMENTS.

         XII.16 ESTOPPEL CERTIFICATE. Within 15 days after Agent or any Lender reasonably requests Borrower to do so, Borrower will execute and deliver to Agent or such Lender a statement certifying (i) that this Loan Agreement is in full force and effect and has not been modified except as described in such statement, (ii) the date to which interest on the Notes has been paid, (iii) the Principal Balance, (iv) whether or not to its knowledge an Incipient Default or Event of Default has occurred and is continuing, and, if so, specifying in reasonable detail each such Incipient Default or Event of Default of which it has knowledge, (v) whether to its knowledge it has any defense, setoff or counterclaim to the payment of the Notes in accordance with its terms, and, if so, specifying each defense, setoff or counterclaim of which it has knowledge in reasonable detail (including where applicable the amount thereof), and (vi) as to any other matter reasonably requested by Agent or such Lender.

         XII.17 CONSEQUENTIAL DAMAGES. Neither Agent nor any Lender nor any agent or attorney of Agent or such Lender shall be liable to Borrower for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of Borrower's Obligations, except in the case of such Person's gross negligence or willful misconduct.

         XII.18 COUNTERPARTS. This Loan Agreement may be executed by the parties hereto in several counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

         XII.19 NO FIDUCIARY RELATIONSHIP. No provision in this Loan Agreement or in any other Loan Instrument, and no course of dealing among the parties hereto, shall be deemed to create any fiduciary duty by Agent or any Lender to Borrower.

         XII.20 NO STRICT CONSTRUCTION. The language used in this Loan Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto.

                [remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, this Second Amended and Restated Loan Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.


                               SECURITY ASSOCIATES INTERNATIONAL, INC., a Delaware corporation


                               By: /s/ JAMES S. BRANNEN
                                   ---------------------------------
                                   James S. Brannen
                                   President


                               FINOVA CAPITAL CORPORATION, a Delaware
                               corporation, in its individual capacity as a Lender and as Agent for all Lenders


                               By: /s/ JILL E. JOHNSTON
                                   ----------------------------------
                                   Jill E. Johnston
                                   Assistant Vice President


                               STATE STREET BANK AND TRUST COMPANY,
                               as Lender


                               By: /s/ GREGORY W. SPURR
                                   ---------------------------------
                                   Gregory W. Spurr
                                   Vice President